Exhibit 99.11

Supplement to the
Estimates

Fiscal Year Ending March 31, 2009

Library and Archives Canada Cataloguing in Publication Data

British Columbia.

Estimates. — 1983-

Annual.

Imprint varies: 1983-1987, Ministry of Finance; 1988-June 2001, Ministry of Finance and Corporate Relations; June 2001- , Ministry of Finance.

Also available on the Internet

Report year ends Mar. 31.
Vols. For 1983-    , have suppl.
ISSN 0712-4597 = Estimates (Province of British Columbia)

1. British Columbia- appropriations and expenditures - Statistics - Periodicals.  2. Revenue - British Columbia - Statistics - Periodicals.  3. Budget - British Columbia - Periodicals.  I. British Columbia. Ministry of Finance. II. British Columbia. Ministry of Finance and Corporate Relations.  III. Title.  IV. Title: Estimates, fiscal year ending March 31.  V. Title: Supplementary estimates. VI. Title: Supplement to the estimates.

HJ13.B742	354.7110072’25’05	C82-089032-4

TABLE OF CONTENTS

		PAGE

Introduction		1

Summary Information
Consolidated Revenue Fund Summary		2
Operating Expense by Standard Object		5
Capital Expenditures by Standard Object		6

	Operating	Capital
Special Offices, Ministries and Other Appropriations
Legislation	8	76
Officers of the Legislature	10	77
Office of the Premier	14	79
Ministry of Aboriginal Relations and Reconciliation	16	80
Ministry of Advanced Education	18	81
Ministry of Agriculture and Lands	20	82
Ministry of Attorney General	24	84
Ministry of Children and Family Development	28	86
Ministry of Community Services	30	87
Ministry of Economic Development	34	89
Ministry of Education	36	90
Ministry of Employment and Income Assistance	38	91
Ministry of Energy, Mines and Petroleum Resources	40	92
Ministry of Environment	42	93
Ministry of Finance	46	95
Ministry of Forests and Range	48	96
Ministry of Health	52	98
Ministry of Labour and Citizens’ Services	54	99
Ministry of Public Safety and Solicitor General	56	100
Ministry of Small Business and Revenue	58	101
Ministry of Tourism, Sport and the Arts	60	102
Ministry of Transportation	62	103
Management of Public Funds and Debt	64	104
Other Appropriations	66	105

Explanatory Notes on the Group Account Classifications		109

INTRODUCTION

CONSOLIDATED REVENUE FUND OPERATING EXPENSES

This publication provides summary and detailed Consolidated Revenue Fund expenses for special offices, ministries and other appropriations.  Expenses are classified by group accounts.  These group accounts represent broad categories of expense (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries and External Recoveries).  Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns.  The first column provides the total comparable expense for the 2007/08 Estimates.  Each column thereafter provides 2008/09 expense detail by standard object of expense.  Columns are headed by a numerical code, which relates to a specific standard object of expense.  Sub-total columns are also presented to parallel the group account classification totals found in the Estimates.  Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

CONSOLIDATED REVENUE FUND CAPITAL EXPENDITURES

This publication also provides details, by special office, ministry and other appropriation, for capital expenditures.  Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure).  The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECT OF EXPENSE

A descriptive listing of the standard objects is provided below.  Expenses and capital expenditures by sub-vote, by group account and by standard object of expense are presented in this document for information purposes only.  While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries and agencies within other appropriations may reallocate funds within a vote or special account during the year.  The Supplement to the Estimates can also be found on the Government of British Columbia’s Budget web site: http://www.bcbudget.gov.bc.ca/.

Salaries and Benefits

50   Base Salaries

51   Supplementary Salary Costs

52   Employee Benefits

54   Legislative Salaries and Indemnities

Operating Costs

55   Boards, Commissions and Courts - Fees and Expenses

57   Public Servant Travel

59   Centralized Management Support Services

60   Professional Services

63   Information Systems - Operating

65   Office and Business Expenses

67   Informational Advertising and Publications

68   Statutory Advertising and Publications

69   Utilities, Materials and Supplies

70   Operating Equipment and Vehicles

72   Non-Capital Roads and Bridges

73   Amortization

75   Building Occupancy Charges

Government Transfers

77   Transfers - Grants

79   Transfers - Entitlements

80   Transfers - Agreements

Other Expenses

81   Transfers Between Votes and Special Accounts

83   Interest on the Public Debt

85   Other Expenses

Internal Recoveries

86   Recoveries Between Votes and Special Accounts

88   Recoveries Within the Consolidated Revenue Fund

External Recoveries

89   Recoveries Within the Government Reporting Entity

90   Recoveries External to the Government ReportingEntity

Capital Expenditures

Land	Land
LI	Land Improvements
Bldg	Buildings
SpE	Specialized Equipment
FE	Office Furniture and Equipment
Veh	Vehicles
Info	Information Systems
TI	Tenant Improvements
Roads	Roads, Bridges and Ferries

CONSOLIDATED REVENUE FUND SUMMARY ($000)

		Total	Total						Total	Total	Total
		2007/08	Salaries	Total	Total	Total	Total	Total	2008/09	2007/08	2008/09
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Legislation
1	Legislation	58,072	35,138	13,382	—	15,923	(385)	—	64,058	27,415	27,530
	Total	58,072	35,138	13,382	—	15,923	(385)	—	64,058	27,415	27,530
Officers of the Legislature
2	Auditor General	10,350	11,430	3,757	63	—	—	—	15,250	160	150
3	Conflict of Interest Commissioner	322	301	76	—	7	—	—	384	—	—
4	Elections BC	8,961	6,833	11,970	870	20	—	—	19,693	1,128	304
5	Information and Privacy Commissioner	2,952	2,660	948	—	—	(3)	(2)	3,603	60	60
6	Merit Commissioner	833	573	315	—	5	—	—	893	25	25
7	Ombudsman	4,214	4,135	950	—	—	(334)	(80)	4,671	110	75
8	Police Complaint Commissioner	1,532	1,333	520	—	—	—	—	1,853	25	25
9	Representative for Children and Youth	4,815	4,494	2,061	—	3	—	—	6,558	580	100
	Total	33,979	31,759	20,597	933	35	(337)	(82)	52,905	2,088	739
Office of the Premier
10	Office of the Premier	13,797	9,888	3,726	967	779	(558)	(700)	14,102	95	95
	Total	13,797	9,888	3,726	967	779	(558)	(700)	14,102	95	95
Ministry of Aboriginal Relations and Reconciliation
11	Ministry Operations	51,473	16,939	22,333	16,481	2,763	(4)	(585)	57,927	32	32
	Special Accounts	4,200	—	142	4,058	—	—	—	4,200	—	—
	Total	55,673	16,939	22,475	20,539	2,763	(4)	(585)	62,127	32	32
Ministry of Advanced Education
12	Ministry Operations	2,165,041	18,024	137,718	1,899,377	258,674	—	(61,799)	2,251,994	2,160	1,840
	Total	2,165,041	18,024	137,718	1,899,377	258,674	—	(61,799)	2,251,994	2,160	1,840
Ministry of Agriculture and Lands
13	Ministry Operations	114,098	29,912	46,382	36,378	23,840	(689)	(10,324)	125,499	2,786	2,200
14	Agricultural Land Commission	2,402	1,672	761	—	5	(1)	(2)	2,435	5	5
15	Integrated Land Management Bureau	62,972	44,336	33,420	2,259	9,732	(19,948)	(4,601)	65,198	6,576	6,496
	Special Accounts	99,720	—	—	84,700	18,521	—	(1)	103,220	—	—
	Transfer from Ministry Operations Vote	(8,200)	—	—	—	(7,000)	—	—	(7,000)	—	—
	Total	270,992	75,920	80,563	123,337	45,098	(20,638)	(14,928)	289,352	9,367	8,701
Ministry of Attorney General
16	Ministry Operations	426,315	255,428	166,350	131,458	12,986	(68,435)	(45,882)	451,905	8,126	7,279
17	Judiciary	62,777	59,958	7,965	185	27	—	—	68,135	831	750
18	Crown Proceeding Act	27,500	—	—	—	24,500	—	—	24,500	—	—
19	British Columbia Utilities Commission	1	3,055	2,761	177	1	—	(5,993)	1	12	12
	Special Accounts	19,210	17,294	6,388	1	352	—	(3,036)	20,999	1,024	500
	Transfer from Ministry Operations Vote	(8,757)	—	—	—	(10,546)	—	—	(10,546)	—	—
	Total	527,046	335,735	183,464	131,821	27,320	(68,435)	(54,911)	554,994	9,993	8,541

CONSOLIDATED REVENUE FUND SUMMARY ($000)

		Total	Total						Total	Total	Total
		2007/08	Salaries	Total	Total	Total	Total	Total	2008/09	2007/08	2008/09
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Ministry of Children and Family Development
20	Ministry Operations	1,219,515	335,881	134,478	903,853	2,985	(2,451)	(67,826)	1,306,920	19,517	13,853
21	Community Living Services	638,502	565	115	679,404	—	—	—	680,084	—	—
	Total	1,858,017	336,446	134,593	1,583,257	2,985	(2,451)	(67,826)	1,987,004	19,517	13,853
Ministry of Community Services
22	Ministry Operations	255,305	17,284	10,714	288,998	138	(6,444)	(25,002)	285,688	1,980	1,980
23	BC Public Service Agency	9,533	444,441	20,504	—	25,067	(458,375)	(20,121)	11,516	1,569	1,569
	Special Accounts	6,242	—	—	—	6,442	—	—	6,442	—	—
	Total	271,080	461,725	31,218	288,998	31,647	(464,819)	(45,123)	303,646	3,549	3,549
Ministry of Economic Development
24	Ministry Operations	265,660	22,627	25,063	184,936	176	(35)	(7,549)	225,218	486	396
	Special Accounts	500	—	—	500	—	—	—	500	—	—
	Total	266,160	22,627	25,063	185,436	176	(35)	(7,549)	225,718	486	396
Ministry of Education
25	Ministry Operations	5,494,458	26,209	249,911	5,043,659	374,899	—	(19,321)	5,675,357	6,885	5,220
	Total	5,494,458	26,209	249,911	5,043,659	374,899	—	(19,321)	5,675,357	6,885	5,220
Ministry of Employment and Income Assistance
26	Ministry Operations	1,494,408	124,168	76,908	1,330,647	5,634	(140)	(10,205)	1,527,012	17,595	22,725
	Total	1,494,408	124,168	76,908	1,330,647	5,634	(140)	(10,205)	1,527,012	17,595	22,725
Ministry of Energy, Mines and Petroleum Resources
27	Ministry Operations	46,228	30,148	17,344	23,068	295	(147)	(14)	70,694	1,435	1,435
28	Contracts and Funding Arrangements	33,560	—	—	2,500	—	—	—	2,500	—	—
	Special Accounts	—	378	422	16,600	—	—	—	17,400	—	—
	Total	79,788	30,526	17,766	42,168	295	(147)	(14)	90,594	1,435	1,435
Ministry of Environment
29	Ministry Operations	182,682	122,709	94,816	7,381	47,629	(48,485)	(7,235)	216,815	33,986	18,061
30	Climate Action Secretariat	4,000	2,204	11,824	1,433	—	(1)	(2)	15,458	—	—
31	Environmental Assessment Office	6,970	5,696	2,870	1,730	413	(30)	(171)	10,508	56	56
	Special Accounts	29,305	—	400	—	29,305	—	—	29,705	—	300
	Total	222,957	130,609	109,910	10,544	77,347	(48,516)	(7,408)	272,486	34,042	18,417
Ministry of Finance
32	Ministry Operations	58,505	52,890	33,495	16,491	23,089	(19,099)	(46,573)	60,293	5,831	5,686
33	Public Affairs Bureau	36,659	18,816	18,062	5	392	(178)	(103)	36,994	436	436
	Total	95,164	71,706	51,557	16,496	23,481	(19,277)	(46,676)	97,287	6,267	6,122
Ministry of Forests and Range
34	Ministry Operations	501,086	215,445	304,568	54,720	3,000	(22,530)	(21,106)	534,097	20,671	19,870
35	Direct Fire	56,004	26,123	32,230	—	—	—	(2,127)	56,226	—	—
36	Housing and Construction Standards	337,935	10,793	5,905	377,889	—	—	(269)	394,318	281	402
	Special Accounts	194,200	61,312	144,262	10,011	18,189	(1)	(4,573)	229,200	801	801
	Transfer from Ministry Operations Vote	—	—	—	—	—	(3,000)	—	(3,000)	—	—
	Total	1,089,225	313,673	486,965	442,620	21,189	(25,531)	(28,075)	1,210,841	21,753	21,073

CONSOLIDATED REVENUE FUND SUMMARY ($000)

		Total	Total						Total	Total	Total
		2007/08	Salaries	Total	Total	Total	Total	Total	2008/09	2007/08	2008/09
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Ministry of Health
37	Ministry Operations	12,812,867	309,073	473,021	13,004,738	194,985	(147,528)	(216,802)	13,617,487	48,701	17,224
	Special Accounts	147,250	—	—	—	147,250	—	—	147,250	—	—
	Total	12,960,117	309,073	473,021	13,004,738	342,235	(147,528)	(216,802)	13,764,737	48,701	17,224
Ministry of Labour and Citizens’ Services
38	Ministry Operations	97,579	178,282	645,683	4,950	105,116	(625,848)	(204,526)	103,657	84,272	99,851
	Total	97,579	178,282	645,683	4,950	105,116	(625,848)	(204,526)	103,657	84,272	99,851
Ministry of Public Safety and Solicitor General
39	Ministry Operations	605,195	196,385	109,210	623,400	3,929	(9,452)	(305,892)	617,580	6,864	5,422
40	Emergency Program Act	15,630	756	7,762	7,112	—	—	—	15,630	—	—
	Special Accounts	9,501	2,051	1,578	3,334	8,888	—	(1,250)	14,601	203	93
	Transfer from Ministry Operations Vote	(1,100)	—	—	—	(750)	—	—	(750)	—	—
	Total	629,226	199,192	118,550	633,846	12,067	(9,452)	(307,142)	647,061	7,067	5,515
Ministry of Small Business and Revenue
41	Ministry Operations	59,962	72,849	105,536	1,399	3,802	(100)	(118,372)	65,114	10,888	11,533
	Special Accounts	25	—	—	—	25	—	—	25	—	—
	Total	59,987	72,849	105,536	1,399	3,827	(100)	(118,372)	65,139	10,888	11,533
Ministry of Tourism, Sport and the Arts
42	Ministry Operations	125,544	17,358	13,694	342,419	80	(7,545)	(1,866)	364,140	1,781	1,984
	Special Accounts	3,250	—	—	3,130	7,500	—	—	10,630	—	—
	Total	128,794	17,358	13,694	345,549	7,580	(7,545)	(1,866)	374,770	1,781	1,984
Ministry of Transportation
43	Ministry Operations	882,026	109,509	1,526,818	115,501	135,004	(3)	(916,276)	970,553	9,232	8,655
	Total	882,026	109,509	1,526,818	115,501	135,004	(3)	(916,276)	970,553	9,232	8,655
Management of Public Funds and Debt
44	Management of Public Funds and Debt	557,800	—	—	—	2,173,888	(928,368)	(843,820)	401,700	—	—
	Total	557,800	—	—	—	2,173,888	(928,368)	(843,820)	401,700	—	—
Other Appropriations
45	Contingencies (All Ministries) and New Programs	436,506	—	—	—	375,000	—	—	375,000	205,000	100,460
46	BC Family Bonus	17,000	—	—	14,000	—	—	—	14,000	—	—
47	Electoral Boundaries Commission	4,268	—	—	—	—	—	—	—	—	—
48	Commissions on Collection of Public Funds	1	—	—	—	45,808	—	(45,807)	1	—	—
49	Allowances for Doubtful Revenue Accounts	1	—	—	—	106,916	—	(106,915)	1	—	—
50	Environmental Appeal Board and Forest Appeals Commission	2,077	947	1,130	—	21	(1)	(1)	2,096	15	15
51	Forest Practices Board	3,761	2,310	1,498	—	—	—	—	3,808	125	125
52	Pacific Carbon Trust	—	—	—	5,000	—	—	—	5,000	—	—
	Special Accounts	—	4,072	4,462	—	37,497	(45,606)	(425)	—	240	370
	Total	463,614	7,329	7,090	19,000	565,242	(45,607)	(153,148)	399,906	205,380	100,970
	Overall Total	29,775,000	2,934,684	4,536,208	25,245,782	4,233,204	(2,415,724)	(3,127,154)	31,407,000	530,000	386,000
	Adjusted Totals(1)		2,522,653	3,920,063		3,027,652	(181,996)

(1)	Amounts are net of adjustments to eliminate double counting. See page 5.

OPERATING EXPENSE BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments		Adjusted Total
50	Base Salaries	1,992,319	—		1,992,319
51	Supplementary Salary Costs	31,227	—		31,227
52	Employee Benefits	898,424	(412,031	)(1)	486,393
54	Legislative Salaries and Indemnities	12,714	—		12,714
	Salaries and Benefits	2,934,684	(412,031)		2,522,653
55	Boards, Commissions, and Courts - Fees and Expenses	11,336	—		11,336
57	Public Servant Travel	74,030	—		74,030
59	Centralized Management Support Services	602,026	(602,026	)(2)	—
60	Professional Services	783,514	(14,119	)(3)	769,395
63	Information Systems - Operating	256,769	—		256,769
65	Office and Business Expenses	115,509	—		115,509
67	Advertising and Publications	29,502	—		29,502
68	Statutory Advertising and Publications	4,934	—		4,934
69	Utilities, Materials and Supplies	694,099	—		694,099
70	Operating Equipment and Vehicles	134,665	—		134,665
72	Non-Capital Roads and Bridges	690,697	—		690,697
73	Amortization	854,290	—		854,290
75	Building Occupancy Charges	284,837	—		284,837
	Operating Costs	4,536,208	(616,145)		3,920,063
77	Transfers - Grants	936,338	—		936,338
79	Transfers - Entitlements	17,323,087	—		17,323,087
80	Transfers - Agreements	6,986,357	—		6,986,357
	Government Transfers	25,245,782	—		25,245,782
81	Transfer Between Votes and Special Accounts	220,502	(220,502	)(4)	—
83	Interest on the Public Debt	2,336,294	(928,368	)(5)	1,407,926
85	Other Expenses	1,676,408	(56,682	)(6)	1,619,726
	Other Expenses	4,233,204	(1,205,552)		3,027,652
86	Recoveries Between Votes and Special Accounts	(220,502)	220,502	(4)	—
88	Recoveries Within the Consolidated Revenue Fund	(2,195,222)	2,013,226	(7)	(181,996)
	Internal Recoveries	(2,415,724)	2,233,728		(181,996)
89	Recoveries External to the Consolidated Revenue Fund	(1,530,663)	—		(1,530,663)
90	Recoveries External to the Government Reporting Entity	(1,596,491)	—		(1,596,491)
	External Recoveries	(3,127,154)	—		(3,127,154)
	Net Operating Expenses	31,407,000	—		31,407,000

(1)	Recoveries from ministries by the Public Service Agency for employee benefits.
(2)

Recoveries from ministries by Attorney General, Finance, Labour and Citizen’s services and the Public Service Agency for centrally managed services such as building occupancy charges, legal services, and work place technology.

(3)	Recoveries from ministries by Attorney General, for legal services not centrally managed.
(4)	Transfers between special accounts and votes in Community Services, Environment, Forests & Range, Health, Public Safety & Solicitor General and Tourism, Sport & the Arts.
(5)	Interest costs in Advanced Education, Education, Health and Transportation which are also included in Management of Public Funds and Debt.
(6)	Certain banking charges and costs in Finance and Small Business and Revenue which are also included in the Insurance and Risk Management Special Account.
(7)	Recoveries for costs referred to in Notes 1, 2, 3, 5 and 6.

CAPITAL EXPENDITURES BY STANDARD OBJECT ($000)

STOB	Total

Land	3,240

Land Improvements	14,834

Buildings	2,553

Specialized Equipment	12,398

Office Furniture and Equipment	7,866

Vehicles	15,561

Informations Systems	241,587

Tenant Improvements	87,961

Roads Bridges and Ferries	—

Other	—
Net Capital Expenditures	386,000

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATION

($000)

VOTE 1 Legislation

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislation	58,072	14,949	128	10,320	9,741	35,138	—	231	—	1,020	1,712	2,760	7	500	1,144
Members’ Services	27,037	506	—	6,636	8,709	15,851	—	50	—	100	192	210	—	150	—
Caucus Support Services	5,778	4,110	—	976	—	5,086	—	—	—	—	—	800	—	—	—
Office of the Speaker	389	246	—	59	—	305	—	2	—	—	4	55	—	—	1
Clerk of the House	1,013	130	—	183	638	951	—	—	—	2	3	15	—	—	—
Clerk of Committees	699	153	—	107	297	557	—	25	—	10	35	25	—	—	—
Legislative Operations	11,925	2,673	21	638	—	3,332	—	65	—	395	1,339	1,224	7	350	148
Sergeant-at-Arms	4,435	3,100	102	762	97	4,061	—	10	—	182	7	156	—	—	74
Hansard	4,241	2,460	—	585	—	3,045	—	58	—	270	77	166	—	—	483
Legislative Library	2,555	1,571	5	374	—	1,950	—	21	—	61	55	109	—	—	438

Total	58,072	14,949	128	10,320	9,741	35,138	—	231	—	1,020	1,712	2,760	7	500	1,144

VOTE 1 Legislation

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Legislation	60	—	2,250	3,698	13,382	—	—	—	—	—	—	15,923	15,923	—	(385)	(385)	—	—	—	64,058
Members’ Services	—	—	—	—	702	—	—	—	—	—	—	15,795	15,795	—	—	—	—	—	—	32,348
Caucus Support Services	—	—	—	—	800	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,886
Office of the Speaker	—	—	—	—	62	—	—	—	—	—	—	40	40	—	—	—	—	—	—	407
Clerk of the House	—	—	—	—	20	—	—	—	—	—	—	79	79	—	—	—	—	—	—	1,050
Clerk of Committees	—	—	—	—	95	—	—	—	—	—	—	2	2	—	—	—	—	—	—	654
Legislative Operations	—	—	2,250	3,501	9,279	—	—	—	—	—	—	7	7	—	(385)	(385)	—	—	—	12,233
Sergeant-at-Arms	60	—	—	70	559	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,620
Hansard	—	—	—	127	1,181	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,226
Legislative Library	—	—	—	—	684	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,634

Total	60	—	2,250	3,698	13,382	—	—	—	—	—	—	15,923	15,923	—	(385)	(385)	—	—	—	64,058

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	10,350	8,870	25	2,250	285	11,430	—	500	718	1,440	190	549	—	115	—

Total	10,350	8,870	25	2,250	285	11,430	—	500	718	1,440	190	549	—	115	—

VOTE 3 Conflict of Interest Commissioner

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	322	121	—	30	150	301	—	25	19	12	5	10	—	—	2

Total	322	121	—	30	150	301	—	25	19	12	5	10	—	—	2

VOTE 4 Elections BC

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Elections BC	8,961	2,828	2,637	1,122	246	6,833	—	582	1,331	619	3,762	4,157	123	422	23

Total	8,961	2,828	2,637	1,122	246	6,833	—	582	1,331	619	3,762	4,157	123	422	23

VOTE 5 Information and Privacy Commissioner

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	2,952	1,932	5	476	247	2,660	—	45	270	450	25	80	10	10	13

Total	2,952	1,932	5	476	247	2,660	—	45	270	450	25	80	10	10	13

VOTE 6 Merit Commissioner

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	833	337	5	106	125	573	—	25	85	100	25	40	5	5	5

Total	833	337	5	106	125	573	—	25	85	100	25	40	5	5	5

VOTE 2 Auditor General

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General	—	—	140	105	3,757	63	—	—	63	—	—	—	—	—	—	—	—	—	—	15,250

Total	—	—	140	105	3,757	63	—	—	63	—	—	—	—	—	—	—	—	—	—	15,250

VOTE 3 Conflict of Interest Commissioner

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Conflict of Interest Commissioner	—	—	3	—	76	—	—	—	—	—	—	7	7	—	—	—	—	—	—	384

Total	—	—	3	—	76	—	—	—	—	—	—	7	7	—	—	—	—	—	—	384

VOTE 4 Elections BC

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Elections BC	13	—	928	10	11,970	870	—	—	870	—	—	20	20	—	—	—	—	—	—	19,693

Total	13	—	928	10	11,970	870	—	—	870	—	—	20	20	—	—	—	—	—	—	19,693

VOTE 5 Information and Privacy Commissioner

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Information and Privacy Commissioner	—	—	45	—	948	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	3,603

Total	—	—	45	—	948	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	3,603

VOTE 6 Merit Commissioner

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Merit Commissioner	—	—	25	—	315	—	—	—	—	—	—	5	5	—	—	—	—	—	—	893

Total	—	—	25	—	315	—	—	—	—	—	—	5	5	—	—	—	—	—	—	893

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsman

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsman	4,214	3,050	45	793	247	4,135	—	60	405	140	65	110	40	20	25

Total	4,214	3,050	45	793	247	4,135	—	60	405	140	65	110	40	20	25

VOTE 8 Police Complaint Commissioner

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	1,532	834	5	247	247	1,333	—	50	110	215	10	75	26	4	5

Total	1,532	834	5	247	247	1,333	—	50	110	215	10	75	26	4	5

VOTE 9 Representative for Children and Youth

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	4,815	3,312	—	935	247	4,494	—	300	759	450	112	315	50	30	12

Total	4,815	3,312	—	935	247	4,494	—	300	759	450	112	315	50	30	12

VOTE 7 Ombudsman

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Ombudsman	—	—	85	—	950	—	—	—	—	—	—	—	—	—	(334)	(334)	—	(80)	(80)	4,671

Total	—	—	85	—	950	—	—	—	—	—	—	—	—	—	(334)	(334)	—	(80)	(80)	4,671

VOTE 8 Police Complaint Commissioner

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Police Complaint Commissioner	—	—	25	—	520	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,853

Total	—	—	25	—	520	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,853

VOTE 9 Representative for Children and Youth

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Representative for Children and Youth	29	—	4	—	2,061	—	—	—	—	—	—	3	3	—	—	—	—	—	—	6,558

Total	29	—	4	—	2,061	—	—	—	—	—	—	3	3	—	—	—	—	—	—	6,558

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	3,490	1,997	1	482	—	2,480	—	232	301	30	30	351	3	—	—
Deputy Ministers’ Policy Secretariat	2,632	1,555	—	371	—	1,926	—	80	221	182	30	147	—	—	5
Executive and Support Services	7,675	4,263	13	1,082	124	5,482	—	340	870	316	89	433	1	—	—
Premier’s Office	3,676	2,273	8	585	124	2,990	—	177	309	10	54	115	—	—	—
Executive Operations	3,999	1,990	5	497	—	2,492	—	163	561	306	35	318	1	—	—

Total	13,797	7,815	14	1,935	124	9,888	—	652	1,392	528	149	931	4	—	5

VOTE 10 Office of the Premier

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Intergovernmental Relations Secretariat	6	—	11	—	964	966	—	—	966	—	—	387	387	—	(556)	(556)	—	(700)	(700)	3,541
Deputy Ministers’ Policy Secretariat	—	—	28	—	693	—	—	—	—	—	—	80	80	—	(1)	(1)	—	—	—	2,698
Executive and Support Services	1	—	19	—	2,069	1	—	—	1	—	—	312	312	—	(1)	(1)	—	—	—	7,863
Premier’s Office	1	—	7	—	673	—	—	—	—	—	—	147	147	—	—	—	—	—	—	3,810
Executive Operations	—	—	12	—	1,396	1	—	—	1	—	—	165	165	—	(1)	(1)	—	—	—	4,053

Total	7	—	58	—	3,726	967	—	—	967	—	—	779	779	—	(558)	(558)	—	(700)	(700)	14,102

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Negotiations	36,071	8,459	—	2,016	—	10,475	—	1,515	4,122	10,769	—	372	350	—	—
Aboriginal Relations	7,693	2,398	74	571	—	3,043	—	291	—	145	—	157	—	—	—
Executive and Support Services	7,709	2,709	—	662	50	3,421	50	174	2,824	563	442	423	—	7	9
Minister’s Office	575	303	—	89	50	442	—	100	—	—	8	14	—	—	—
Corporate Services	7,134	2,406	—	573	—	2,979	50	74	2,824	563	434	409	—	7	9

Total	51,473	13,566	74	3,249	50	16,939	50	1,980	6,946	11,477	442	952	350	7	9

Special Account

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	4,200	—	—	—	—	—	49	—	—	93	—	—	—	—	—

Total	4,200	—	—	—	—	—	49	—	—	93	—	—	—	—	—

VOTE 11 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Negotiations	—	—	—	—	17,128	2,940	6,789	2,693	12,422	—	—	2,468	2,468	—	(2)	(2)	—	(583)	(583)	41,908
Aboriginal Relations	—	—	—	—	593	547	—	3,512	4,059	—	—	—	—	—	(1)	(1)	—	(1)	(1)	7,693
Executive and Support Services	—	—	120	—	4,612	—	—	—	—	—	—	295	295	—	(1)	(1)	—	(1)	(1)	8,326
Minister’s Office	—	—	—	—	122	—	—	—	—	—	—	30	30	—	—	—	—	—	—	594
Corporate Services	—	—	120	—	4,490	—	—	—	—	—	—	265	265	—	(1)	(1)	—	(1)	(1)	7,732

Total	—	—	120	—	22,333	3,487	6,789	6,205	16,481	—	—	2,763	2,763	—	(4)	(4)	—	(585)	(585)	57,927

Special Account

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
First Citizens Fund	—	—	—	—	142	1,000	—	3,058	4,058	—	—	—	—	—	—	—	—	—	—	4,200

Total	—	—	—	—	142	1,000	—	3,058	4,058	—	—	—	—	—	—	—	—	—	—	4,200

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 12 Ministry Operations

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	1,707,437	—	—	—	—	—	—	—	—	—	—	—	—	—	—
StudentAid BC	136,728	4,025	—	959	—	4,984	—	44	—	127	13	132	—	—	—
Debt Service Costs and Amortization of Prepaid Capital Advances	289,917	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	166,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	123,117	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Research and Innovation	11,910	—	—	—	—	—	6	27	—	198	1	12	—	—	—
Executive and Support Services	19,049	10,476	—	2,514	50	13,040	100	540	1,878	969	1,522	351	40	21	—
Minister’s Office	503	266	—	81	50	397	—	79	—	—	10	12	—	—	—
Corporate Services	18,546	10,210	—	2,433	—	12,643	100	461	1,878	969	1,512	339	40	21	—

Total	2,165,041	14,501	—	3,473	50	18,024	106	611	1,878	1,294	1,536	495	40	21	—

VOTE 12 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Educational Institutions and Organizations	—	—	—	—	—	—	1,793,024	—	1,793,024	—	—	—	—	—	—	—	—	(17,000)	(17,000)	1,776,024
StudentAid BC	—	—	—	—	316	86,706	5,910	—	92,616	—	46,668	32,080	78,748	—	—	—	—	(44,283)	(44,283)	132,381
Debt Service Costs and Amortization of Prepaid Capital Advances	—	—	131,083	—	131,083	—	—	—	—	—	179,800	—	179,800	—	—	—	—	—	—	310,883
Debt Service Costs	—	—	—	—	—	—	—	—	—	—	179,800	—	179,800	—	—	—	—	—	—	179,800
Amortization of Prepaid Capital Advances	—	—	131,083	—	131,083	—	—	—	—	—	—	—	—	—	—	—	—	—	—	131,083
Research and Innovation	—	—	—	—	244	—	—	13,149	13,149	—	—	48	48	—	—	—	—	—	—	13,441
Executive and Support Services	—	—	654	—	6,075	588	—	—	588	—	—	78	78	—	—	—	(103)	(413)	(516)	19,265
Minister’s Office	—	—	—	—	101	—	—	—	—	—	—	38	38	—	—	—	—	—	—	536
Corporate Services	—	—	654	—	5,974	588	—	—	588	—	—	40	40	—	—	—	(103)	(413)	(516)	18,729

Total	—	—	131,737	—	137,718	87,294	1,798,934	13,149	1,899,377	—	226,468	32,206	258,674	—	—	—	(103)	(61,696)	(61,799)	2,251,994

MINISTRY OF AGRICULTURE AND LANDS

($000)

VOTE 13 Ministry Operations

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agriculture and Aquaculture	18,303	10,910	128	2,600	—	13,638	—	351	3,963	250	116	270	—	34	36
Industry Development	8,607	5,542	69	1,321	—	6,932	—	146	2,052	65	85	127	—	17	13
Agriculture and Aquaculture Management	9,696	5,368	59	1,279	—	6,706	—	205	1,911	185	31	143	—	17	23
Risk Management	49,398	8,085	29	1,927	—	10,041	318	602	3,999	475	40	207	20	—	494
Business Risk Management	38,131	3,172	7	755	—	3,934	5	337	826	173	22	53	20	—	24
Food Safety, Plant, Animal and Fish Health	9,849	4,421	22	1,054	—	5,497	—	225	2,984	182	13	110	—	—	470
BC Farm Industry Review Board	1,418	492	—	118	—	610	313	40	189	120	5	44	—	—	—
Crown Land Administration	38,380	4,096	2	996	—	5,094	—	167	3,792	27,470	70	178	—	—	13
Crown Land Policy	2,786	2,828	2	694	—	3,524	—	40	845	11	23	89	—	—	—
Crown Land Sales and Tenure Management	11,235	484	—	115	—	599	—	10	2,434	14	26	65	—	—	—
Land Restoration Programs	24,359	784	—	187	—	971	—	117	513	27,445	21	24	—	—	13
Executive and Support Services	8,017	853	17	219	50	1,139	—	147	307	49	35	67	—	—	6
Minister’s Office	524	237	—	73	50	360	—	102	—	—	32	22	—	—	6
Corporate Services	7,493	616	17	146	—	779	—	45	307	49	3	45	—	—	—

Total	114,098	23,944	176	5,742	50	29,912	318	1,267	12,061	28,244	261	722	20	34	549

VOTE 14 Agricultural Land Commission

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	2,402	1,350	—	322	—	1,672	290	59	227	95	30	20	—	15	1

Total	2,402	1,350	—	322	—	1,672	290	59	227	95	30	20	—	15	1

VOTE 15 Integrated Land Management Bureau

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Integrated Land Management Bureau	62,972	35,778	31	8,527	—	44,336	—	1,361	11,062	10,563	2,785	1,772	250	—	103
Regional Operations	31,546	24,007	6	5,722	—	29,735	—	1,081	6,014	970	66	1,042	—	—	3
Species at Risk Coordination	753	362	1	87	—	450	—	17	134	374	17	12	—	—	—
GeoBC	16,544	10,123	9	2,413	—	12,545	—	186	4,362	8,683	2,611	636	—	—	100
Bureau Management	14,129	1,286	15	305	—	1,606	—	77	552	536	91	82	250	—	—

Total	62,972	35,778	31	8,527	—	44,336	—	1,361	11,062	10,563	2,785	1,772	250	—	103

VOTE 13 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agriculture and Aquaculture	262	—	1,089	185	6,556	833	—	6,100	6,933	—	—	162	162	—	(21)	(21)	—	(6,454)	(6,454)	20,814
Industry Development	195	—	774	84	3,558	415	—	—	415	—	—	104	104	—	(12)	(12)	—	(26)	(26)	10,971
Agriculture and Aquaculture Management	67	—	315	101	2,998	418	—	6,100	6,518	—	—	58	58	—	(9)	(9)	—	(6,428)	(6,428)	9,843
Risk Management	82	—	526	117	6,880	29,440	—	—	29,440	7,000	—	1,405	8,405	—	(312)	(312)	—	(3,752)	(3,752)	50,702
Business Risk Management	19	—	323	46	1,848	29,011	—	—	29,011	7,000	—	1,186	8,186	—	(4)	(4)	—	(3,648)	(3,648)	39,327
Food Safety, Plant, Animal and Fish Health	63	—	178	63	4,288	429	—	—	429	—	—	215	215	—	(306)	(306)	—	(101)	(101)	10,022
BC Farm Industry Review Board	—	—	25	8	744	—	—	—	—	—	—	4	4	—	(2)	(2)	—	(3)	(3)	1,353
Crown Land Administration	20	—	419	144	32,273	—	—	5	5	—	—	8,605	8,605	—	(355)	(355)	—	(117)	(117)	45,505
Crown Land Policy	—	—	108	35	1,151	—	—	—	—	—	—	20	20	—	(343)	(343)	—	(115)	(115)	4,237
Crown Land Sales and Tenure Management	—	—	284	100	2,933	—	—	—	—	—	—	8,578	8,578	—	(10)	(10)	—	(1)	(1)	12,099
Land Restoration Programs	20	—	27	9	28,189	—	—	5	5	—	—	7	7	—	(2)	(2)	—	(1)	(1)	29,169
Executive and Support Services	14	—	36	12	673	—	—	—	—	—	—	6,668	6,668	—	(1)	(1)	—	(1)	(1)	8,478
Minister’s Office	14	—	—	—	176	—	—	—	—	—	—	23	23	—	—	—	—	—	—	559
Corporate Services	—	—	36	12	497	—	—	—	—	—	—	6,645	6,645	—	(1)	(1)	—	(1)	(1)	7,919

Total	378	—	2,070	458	46,382	30,273	—	6,105	36,378	7,000	—	16,840	23,840	—	(689)	(689)	—	(10,324)	(10,324)	125,499

VOTE 14 Agricultural Land Commission

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agricultural Land Commission	20	—	4	—	761	—	—	—	—	—	—	5	5	—	(1)	(1)	—	(2)	(2)	2,435

Total	20	—	4	—	761	—	—	—	—	—	—	5	5	—	(1)	(1)	—	(2)	(2)	2,435

VOTE 15 Integrated Land Management Bureau

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Integrated Land Management Bureau	323	—	4,590	611	33,420	2,259	—	—	2,259	—	—	9,732	9,732	—	(19,948)	(19,948)	(15)	(4,586)	(4,601)	65,198
Regional Operations	311	—	744	329	10,560	2,259	—	—	2,259	—	—	3,337	3,337	—	(12,722)	(12,722)	—	(187)	(187)	32,982
Species at Risk Coordination	—	—	11	8	573	—	—	—	—	—	—	5	5	—	(200)	(200)	—	(5)	(5)	823
GeoBC	4	—	3,785	244	20,611	—	—	—	—	—	—	98	98	—	(7,022)	(7,022)	(15)	(4,376)	(4,391)	21,841
Bureau Management	8	—	50	30	1,676	—	—	—	—	—	—	6,292	6,292	—	(4)	(4)	—	(18)	(18)	9,552

Total	323	—	4,590	611	33,420	2,259	—	—	2,259	—	—	9,732	9,732	—	(19,948)	(19,948)	(15)	(4,586)	(4,601)	65,198

MINISTRY OF AGRICULTURE AND LANDS

($000)

Special Account

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Land	80,020	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Insurance	19,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	99,720	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Special Account

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Land	—	—	—	—	—	84,700	—	—	84,700	—	—	20	20	—	—	—	—	—	—	84,720
Production Insurance	—	—	—	—	—	—	—	—	—	—	—	18,501	18,501	—	—	—	—	(1)	(1)	18,500

Total	—	—	—	—	—	84,700	—	—	84,700	—	—	18,521	18,521	—	—	—	—	(1)	(1)	103,220

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 16 Ministry Operations

	Total
	2007/08 Operating					Total Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Justice Transformation	5,148	3,043	4	726	—	3,773	—	200	1,292	383	293	367	—	—	—
Justice Reform	2,895	1,877	4	447	—	2,328	—	150	595	258	93	187	—	—	—
Community Court	2,253	1,166	—	279	—	1,445	—	50	697	125	200	180	—	—	—
Justice Services	99,917	11,046	70	2,632	—	13,748	—	342	2,606	1,036	137	544	—	—	1
Prosecution Services	99,737	70,839	516	16,880	—	88,235	2,026	1,154	9,782	4,161	152	1,782	—	—	458
Court Services	137,164	63,592	894	15,299	—	79,785	1,688	1,740	47,131	2,772	2,279	3,347	—	—	1,009
Legal Services	17,410	35,518	160	8,464	—	44,142	20	905	5,538	29,689	744	2,307	10	139	—
Multiculturalism and Immigration	9,359	3,489	36	832	—	4,357	35	236	620	1,020	761	682	—	—	—
Executive and Support Services	57,580	17,166	64	4,108	50	21,388	809	521	21,280	650	1,958	931	169	23	4
Minister’s Office	724	374	—	106	50	530	—	74	69	—	20	29	—	—	1
Corporate Services	42,889	14,124	57	3,368	—	17,549	—	318	20,463	343	1,879	748	169	13	3
Agencies, Boards and Commissions	13,967	2,668	7	634	—	3,309	809	129	748	307	59	154	—	10	—

Total	426,315	204,693	1,744	48,941	50	255,428	4,578	5,098	88,249	39,711	6,324	9,960	179	162	1,472

VOTE 17 Judiciary

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	62,777	48,331	110	11,517	—	59,958	1,335	1,480	841	253	1,171	1,630	—	4	92
Superior Courts	13,767	9,719	80	2,316	—	12,115	—	176	171	96	964	698	—	1	18
Provincial Courts	49,010	38,612	30	9,201	—	47,843	1,335	1,304	670	157	207	932	—	3	74

Total	62,777	48,331	110	11,517	—	59,958	1,335	1,480	841	253	1,171	1,630	—	4	92

VOTE 18 Crown Proceeding Act

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	27,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	27,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 16 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Justice Transformation	—	—	1,063	—	3,598	1,105	—	—	1,105	—	—	227	227	—	(429)	(429)	—	—	—	8,274
Justice Reform	—	—	48	—	1,331	627	—	—	627	—	—	38	38	—	(429)	(429)	—	—	—	3,895
Community Court	—	—	1,015	—	2,267	478	—	—	478	—	—	189	189	—	—	—	—	—	—	4,379
Justice Services	70	—	633	—	5,369	66,199	—	18,925	85,124	—	—	46	46	—	(1,200)	(1,200)	(10)	(1,742)	(1,752)	101,335
Prosecution Services	98	—	947	—	20,560	—	—	—	—	—	—	902	902	—	(1,720)	(1,720)	—	—	—	107,977
Court Services	1,275	—	4,960	427	66,628	—	—	—	—	—	—	776	776	—	—	—	—	(2,289)	(2,289)	144,900
Legal Services	—	—	93	—	39,445	—	—	—	—	—	—	352	352	—	(64,406)	(64,406)	(290)	(10)	(300)	19,233
Multiculturalism and Immigration	10	—	24	—	3,388	35	—	43,229	43,264	—	—	—	—	—	—	—	—	(41,263)	(41,263)	9,746
Executive and Support Services	—	—	1,013	4	27,362	115	—	1,850	1,965	10,546	—	137	10,683	—	(680)	(680)	—	(278)	(278)	60,440
Minister’s Office	—	—	5	—	198	—	—	—	—	—	—	35	35	—	—	—	—	—	—	763
Corporate Services	—	—	932	4	24,872	115	—	1,850	1,965	—	—	99	99	—	(680)	(680)	—	(3)	(3)	43,802
Agencies, Boards and Commissions	—	—	76	—	2,292	—	—	—	—	10,546	—	3	10,549	—	—	—	—	(275)	(275)	15,875

Total	1,453	—	8,733	431	166,350	67,454	—	64,004	131,458	10,546	—	2,440	12,986	—	(68,435)	(68,435)	(300)	(45,582)	(45,882)	451,905

VOTE 17 Judiciary

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Judiciary	71	—	1,088	—	7,965	8	—	177	185	—	—	27	27	—	—	—	—	—	—	68,135
Superior Courts	5	—	739	—	2,868	—	—	—	—	—	—	18	18	—	—	—	—	—	—	15,001
Provincial Courts	66	—	349	—	5,097	8	—	177	185	—	—	9	9	—	—	—	—	—	—	53,134

Total	71	—	1,088	—	7,965	8	—	177	185	—	—	27	27	—	—	—	—	—	—	68,135

VOTE 18 Crown Proceeding Act

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

Total	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 19 British Columbia Utilities Commission

	Total
	2007/08					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
British Columbia Utilities Commission	1	2,346	104	605	—	3,055	311	81	487	1,471	25	360	—	25	—

Total	1	2,346	104	605	—	3,055	311	81	487	1,471	25	360	—	25	—

Special Account

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee of British Columbia	19,210	13,844	151	3,299	—	17,294	—	170	1,782	1,805	1,192	620	1	15	19

Total	19,210	13,844	151	3,299	—	17,294	—	170	1,782	1,805	1,192	620	1	15	19

VOTE 19 British Columbia Utilities Commission

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
British Columbia Utilities Commission	—	—	1	—	2,761	177	—	—	177	—	—	1	1	—	—	—	—	(5,993)	(5,993)	1

Total	—	—	1	—	2,761	177	—	—	177	—	—	1	1	—	—	—	—	(5,993)	(5,993)	1

Special Account

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Guardian and Trustee of British Columbia	—	—	784	—	6,388	1	—	—	1	—	—	352	352	—	—	—	—	(3,036)	(3,036)	20,999

Total	—	—	784	—	6,388	1	—	—	1	—	—	352	352	—	—	—	—	(3,036)	(3,036)	20,999

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 20 Ministry Operations

	Total
	2007/08					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Child and Family Development	709,581	198,864	2,903	48,645	—	250,412	—	6,956	60,193	10,563	4,614	7,626	350	650	844
ECD, Child Care and Supports to Children with Special Needs	421,865	18,292	203	4,360	—	22,855	25	498	3,786	1,403	1,529	793	—	—	—
Provincial Services	62,108	34,582	1,220	8,241	—	44,043	—	445	10,337	211	296	523	—	—	1,730
Executive and Support Services	25,961	14,697	257	3,532	85	18,571	—	725	3,786	737	175	1,420	—	—	—
Ministers’ Offices	860	442	—	135	85	662	—	136	—	—	25	27	—	—	—
Corporate Services	25,101	14,255	257	3,397	—	17,909	—	589	3,786	737	150	1,393	—	—	—

Total	1,219,515	266,435	4,583	64,778	85	335,881	25	8,624	78,102	12,914	6,614	10,362	350	650	2,574

VOTE 21 Community Living Services

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ministry Monitoring - Community Living Services	674	450	8	107	—	565	—	42	—	59	—	14	—	—	—
Transfers to Community Living British Columbia	637,828	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adult Community Living Services	583,059	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Children’s Community Living Services	54,769	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	638,502	450	8	107	—	565	—	42	—	59	—	14	—	—	—

VOTE 20 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Child and Family Development	1,202	—	8,689	1,171	102,858	6,070	30,822	422,394	459,286	—	—	2,614	2,614	—	(1,421)	(1,421)	—	(63,656)	(63,656)	750,093
ECD, Child Care and Supports to Children with Special Needs	24	—	633	63	8,754	10,250	233,178	191,132	434,560	—	—	170	170	—	—	—	—	(1)	(1)	466,338
Provincial Services	208	—	1,056	543	15,349	—	300	8,637	8,937	—	—	70	70	—	(1,030)	(1,030)	—	(3,602)	(3,602)	63,767
Executive and Support Services	15	—	568	91	7,517	—	—	1,070	1,070	—	—	131	131	—	—	—	—	(567)	(567)	26,722
Ministers’ Offices	15	—	—	—	203	—	—	—	—	—	—	50	50	—	—	—	—	—	—	915
Corporate Services	—	—	568	91	7,314	—	—	1,070	1,070	—	—	81	81	—	—	—	—	(567)	(567)	25,807

Total	1,449	—	10,946	1,868	134,478	16,320	264,300	623,233	903,853	—	—	2,985	2,985	—	(2,451)	(2,451)	—	(67,826)	(67,826)	1,306,920

VOTE 21 Community Living Services

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Ministry Monitoring - Community Living Services	—	—	—	—	115	—	—	—	—	—	—	—	—	—	—	—	—	—	—	680
Transfers to Community Living British Columbia	—	—	—	—	—	—	679,404	—	679,404	—	—	—	—	—	—	—	—	—	—	679,404
Adult Community Living Services	—	—	—	—	—	—	617,786	—	617,786	—	—	—	—	—	—	—	—	—	—	617,786
Children’s Community Living Services	—	—	—	—	—	—	61,618	—	61,618	—	—	—	—	—	—	—	—	—	—	61,618

Total	—	—	—	—	115	—	679,404	—	679,404	—	—	—	—	—	—	—	—	—	—	680,084

MINISTRY OF COMMUNITY SERVICES

($000)

VOTE 22 Ministry Operations

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Local Government	190,412	6,332	37	1,509	—	7,878	5	257	1,324	561	156	169	145	2	3,200
Local Government Services and Transfers	185,248	5,358	27	1,277	—	6,662	5	256	941	339	146	153	145	2	—
University Endowment Lands	5,164	974	10	232	—	1,216	—	1	383	222	10	16	—	—	3,200
Women’s, Seniors’ and Community Services	55,919	2,774	10	661	—	3,445	—	149	445	206	34	90	125	—	34
Executive and Support Services	8,974	4,703	59	1,149	50	5,961	—	199	2,224	142	248	364	—	—	1
Minister’s Office	528	253	—	89	50	392	—	120	—	—	29	9	—	—	—
Management Services	8,446	4,450	59	1,060	—	5,569	—	79	2,224	142	219	355	—	—	1

Total	255,305	13,809	106	3,319	50	17,284	5	605	3,993	909	438	623	270	2	3,235

VOTE 22 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Local Government	315	—	15	—	6,149	109,837	660	121,442	231,939	—	—	—	—	(6,442)	(1)	(6,443)	—	(25,000)	(25,000)	214,523
Local Government Services and Transfers	—	—	15	—	2,002	109,837	660	114,972	225,469	—	—	—	—	—	(1)	(1)	—	(25,000)	(25,000)	209,132
University Endowment Lands	315	—	—	—	4,147	—	—	6,470	6,470	—	—	—	—	(6,442)	—	(6,442)	—	—	—	5,391
Women’s, Seniors’ and Community Services	—	—	125	—	1,208	1,425	—	55,634	57,059	—	—	—	—	—	—	—	—	—	—	61,712
Executive and Support Services	11	—	138	30	3,357	—	—	—	—	—	—	138	138	—	(1)	(1)	(1)	(1)	(2)	9,453
Minister’s Office	7	—	—	—	165	—	—	—	—	—	—	19	19	—	—	—	—	—	—	576
Management Services	4	—	138	30	3,192	—	—	—	—	—	—	119	119	—	(1)	(1)	(1)	(1)	(2)	8,877

Total	326	—	278	30	10,714	111,262	660	177,076	288,998	—	—	138	138	(6,442)	(2)	(6,444)	(1)	(25,001)	(25,002)	285,688

MINISTRY OF COMMUNITY SERVICES

($000)

VOTE 23 BC Public Service Agency

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Business Transformation	30	877	—	209	—	1,086	—	25	132	158	7	49	—	1	—
Business Transformation ADM Office	30	877	—	209	—	1,086	—	25	132	158	7	49	—	1	—
Client Services	2,259	12,295	186	2,930	—	15,411	—	270	2,403	199	117	202	—	—	—
Regional Operations	2,259	12,295	186	2,930	—	15,411	—	270	2,403	199	117	202	—	—	—
Talent Management	5,439	8,023	—	1,912	—	9,935	—	106	518	8,296	37	1,435	150	—	—
Employee Relations	233	2,222	8	530	—	2,760	—	117	426	—	23	134	—	—	—
Compensation, Benefits and Policy	1	3,134	24	410,170	—	413,328	—	104	653	1,989	50	229	—	10	—
Provincial Pensions	139,376	—	—	156,727	—	156,727	—	—	—	—	—	—	—	—	—
Miscellaneous and Statutory Items	5,000	—	—	5,000	—	5,000	—	—	—	—	—	—	—	—	—
Canada Pension	55,665	—	—	59,827	—	59,827	—	—	—	—	—	—	—	—	—
Death and Retiring Benefits	5,120	—	—	9,053	—	9,053	—	—	—	—	—	—	—	—	—
Extended Health and Dental Benefits	52,750	—	—	71,080	—	71,080	—	—	—	—	—	—	—	—	—
Group Insurance	3,965	—	—	588	—	588	—	—	—	—	—	—	—	—	—
Medical Services Plan	22,990	—	—	24,736	—	24,736	—	—	—	—	—	—	—	—	—
Long Term Disability	37,574	—	—	37,576	—	37,576	—	—	—	—	—	—	—	—	—
Employment Insurance	24,188	—	—	25,657	—	25,657	—	—	—	—	—	—	—	—	—
Workers Compensation	10,500	—	—	11,000	—	11,000	—	—	—	—	—	—	—	—	—
Employee and Family Assistance Program	1,125	—	—	1,400	—	1,400	—	—	—	—	—	—	—	—	—
Other Benefits	26,597	3,134	24	7,526	—	10,684	—	104	653	1,989	50	229	—	10	—
Recoveries	(384,849)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services (Agency)	1,571	1,539	15	367	—	1,921	—	20	517	176	6	274	—	1	—
Deputy Minister’s Office	1,202	805	15	192	—	1,012	—	17	112	126	5	55	—	1	—
Corporate Services	369	734	—	175	—	909	—	3	405	50	1	219	—	—	—

Total	9,533	28,090	233	416,118	—	444,441	—	642	4,649	10,818	240	2,323	150	12	—

Special Account

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
University Endowment Lands Administration	6,242	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	6,242	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 23 BC Public Service Agency

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Business Transformation	—	—	689	—	1,061	—	—	—	—	—	—	5	5	—	(2,121)	(2,121)	(1)	—	(1)	30
Business Transformation ADM Office	—	—	689	—	1,061	—	—	—	—	—	—	5	5	—	(2,121)	(2,121)	(1)	—	(1)	30
Client Services	—	—	17	—	3,208	—	—	—	—	—	—	22	22	—	(14,557)	(14,557)	(588)	(155)	(743)	3,341
Regional Operations	—	—	17	—	3,208	—	—	—	—	—	—	22	22	—	(14,557)	(14,557)	(588)	(155)	(743)	3,341
Talent Management	—	—	1	—	10,543	—	—	—	—	—	—	7,901	7,901	—	(22,414)	(22,414)	—	—	—	5,965
Employee Relations	—	—	4	—	704	—	—	—	—	—	—	129	129	—	(3,126)	(3,126)	(1)	—	(1)	466
Compensation, Benefits and Policy	—	—	—	—	3,035	—	—	—	—	—	—	15,044	15,044	—	(412,031)	(412,031)	—	(19,375)	(19,375)	1
Provincial Pensions	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	156,727
Miscellaneous and Statutory Items	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,000
Canada Pension	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	59,827
Death and Retiring Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(150)	(150)	8,903
Extended Health and Dental Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(17,500)	(17,500)	53,580
Group Insurance	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(315)	(315)	273
Medical Services Plan	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(50)	(50)	24,686
Long Term Disability	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(60)	(60)	37,516
Employment Insurance	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	25,657
Workers Compensation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,000)	(1,000)	10,000
Employee and Family Assistance Program	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(300)	(300)	1,100
Other Benefits	—	—	—	—	3,035	—	—	—	—	—	—	15,044	15,044	—	(334)	(334)	—	—	—	28,429
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(411,697)	(411,697)	—	—	—	(411,697)
Executive and Support Services (Agency)	—	—	959	—	1,953	—	—	—	—	—	—	1,966	1,966	—	(4,126)	(4,126)	(1)	—	(1)	1,713
Deputy Minister’s Office	—	—	2	—	318	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,330
Corporate Services	—	—	957	—	1,635	—	—	—	—	—	—	1,966	1,966	—	(4,126)	(4,126)	(1)	—	(1)	383

Total	—	—	1,670	—	20,504	—	—	—	—	—	—	25,067	25,067	—	(458,375)	(458,375)	(591)	(19,530)	(20,121)	11,516

Special Account

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
University Endowment Lands Administration	—	—	—	—	—	—	—	—	—	6,442	—	—	6,442	—	—	—	—	—	—	6,442

Total	—	—	—	—	—	—	—	—	—	6,442	—	—	6,442	—	—	—	—	—	—	6,442

MINISTRY OF ECONOMIC DEVELOPMENT

($000)

VOTE 24 Ministry Operations

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Marketing, Investment, Trade and Economic Immigration	11,949	6,912	3	1,647	—	8,562	—	1,160	262	6,172	266	899	362	2	1
Enhancing Economic Development	140,617	4,609	14	1,099	—	5,722	—	250	188	840	130	130	—	—	—
2010 Olympic and Paralympic Winter Games Secretariat	100,279	2,861	21	752	—	3,634	—	557	487	2,844	139	703	—	—	—
Executive and Support Services	12,815	3,744	6	909	50	4,709	5	246	4,358	221	225	225	1,384	3	17
Minister’s Office	542	264	—	80	50	394	—	126	—	10	17	35	—	—	8
Corporate Services	9,377	3,300	6	786	—	4,092	5	120	4,358	211	208	190	1,384	3	9
Columbia Basin Trust	2,146	180	—	43	—	223	—	—	—	—	—	—	—	—	—
Reserves for Doubtful Accounts	750	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	265,660	18,126	44	4,407	50	22,627	5	2,213	5,295	10,077	760	1,957	1,746	5	18

Special Account

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 24 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Marketing, Investment, Trade and Economic Immigration	—	—	688	1,641	11,453	1,128	—	100	1,228	—	—	—	—	—	(1)	(1)	(1)	(2,404)	(2,405)	18,837
Enhancing Economic Development	—	—	—	—	1,538	100,588	—	10,257	110,845	—	—	—	—	—	(2)	(2)	(2)	(5,006)	(5,008)	113,095
2010 Olympic and Paralympic Winter Games Secretariat	—	—	568	—	5,298	—	—	70,800	70,800	—	—	—	—	—	(1)	(1)	(1)	(133)	(134)	79,597
Executive and Support Services	10	—	80	—	6,774	63	—	2,000	2,063	—	—	176	176	—	(31)	(31)	(1)	(1)	(2)	13,689
Minister’s Office	—	—	—	—	196	—	—	—	—	—	—	—	—	—	—	—	—	—	—	590
Corporate Services	10	—	80	—	6,578	63	—	—	63	—	—	26	26	—	(31)	(31)	(1)	(1)	(2)	10,726
Columbia Basin Trust	—	—	—	—	—	—	—	2,000	2,000	—	—	—	—	—	—	—	—	—	—	2,223
Reserves for Doubtful Accounts	—	—	—	—	—	—	—	—	—	—	—	150	150	—	—	—	—	—	—	150

Total	10	—	1,336	1,641	25,063	101,779	—	83,157	184,936	—	—	176	176	—	(35)	(35)	(5)	(7,544)	(7,549)	225,218

Special Account

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Northern Development Fund	—	—	—	—	—	500	—	—	500	—	—	—	—	—	—	—	—	—	—	500

Total	—	—	—	—	—	500	—	—	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF EDUCATION

($000)

VOTE 25 Ministry Operations

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Education Programs	4,847,460	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service and Amortization	550,163	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Services Costs	353,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	196,463	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Libraries	15,675	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Management Services	20,200	5,234	—	1,249	—	6,483	—	49	11,675	366	833	370	—	10	25
Executive and Support Services	60,960	15,869	—	3,807	50	19,726	15	1,400	1,184	19,107	8,394	2,472	—	881	2
Minister’s Office	505	264	—	80	50	394	—	105	—	—	19	11	—	—	2
K-12 Education Programs	60,455	15,605	—	3,727	—	19,332	15	1,295	1,184	19,107	8,375	2,461	—	881	—

Total	5,494,458	21,103	—	5,056	50	26,209	15	1,449	12,859	19,473	9,227	2,842	—	891	27

VOTE 25 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Education Programs	—	—	—	—	—	500	5,026,671	12	5,027,183	—	—	—	—	—	—	—	(2,904)	(15,264)	(18,168)	5,009,015
Debt Service and Amortization	—	—	196,875	—	196,875	—	—	—	—	—	374,600	—	374,600	—	—	—	—	(412)	(412)	571,063
Debt Services Costs	—	—	—	—	—	—	—	—	—	—	374,600	—	374,600	—	—	—	—	—	—	374,600
Amortization of Prepaid Capital Advances	—	—	196,875	—	196,875	—	—	—	—	—	—	—	—	—	—	—	—	(412)	(412)	196,463
Public Libraries	—	—	—	—	—	15,675	—	—	15,675	—	—	—	—	—	—	—	—	—	—	15,675
Management Services	20	—	183	382	13,913	—	—	—	—	—	—	275	275	—	—	—	—	(7)	(7)	20,664
Executive and Support Services	—	—	5,668	—	39,123	162	—	639	801	—	—	24	24	—	—	—	—	(734)	(734)	58,940
Minister’s Office	—	—	6	—	143	—	—	—	—	—	—	—	—	—	—	—	—	—	—	537
K-12 Education Programs	—	—	5,662	—	38,980	162	—	639	801	—	—	24	24	—	—	—	—	(734)	(734)	58,403

Total	20	—	202,726	382	249,911	16,337	5,026,671	651	5,043,659	—	374,600	299	374,899	—	—	—	(2,904)	(16,417)	(19,321)	5,675,357

MINISTRY OF EMPLOYMENT AND INCOME ASSISTANCE

($000)

VOTE 26 Ministry Operations

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Employment Programs	97,829	13,931	181	3,425	—	17,537	—	412	5,027	295	1,010	1,099	—	—	2
Temporary Assistance	358,111	23,286	326	5,758	—	29,370	—	474	13,480	530	1,778	1,981	—	—	2
Disability Assistance	741,947	30,091	378	7,372	—	37,841	—	639	13,828	1,252	2,075	2,470	—	—	3
Supplementary Assistance	269,766	17,259	216	4,230	—	21,705	—	358	10,899	388	1,056	1,367	—	—	1
Employment and Assistance Appeal Tribunal	2,070	688	23	169	—	880	135	30	86	110	10	167	—	6	—
Executive and Support Services	24,685	13,366	128	3,291	50	16,835	—	304	6,042	142	963	1,125	89	—	1
Minister’s Office	418	220	1	73	50	344	—	58	—	—	1	18	—	—	—
Corporate Services	24,267	13,146	127	3,218	—	16,491	—	246	6,042	142	962	1,107	89	—	1

Total	1,494,408	98,621	1,252	24,245	50	124,168	135	2,217	49,362	2,717	6,892	8,209	89	6	9

VOTE 26 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Employment Programs	49	—	287	—	8,181	3	7,305	64,847	72,155	—	—	59	59	—	(1)	(1)	—	(1)	(1)	97,930
Temporary Assistance	95	—	2,134	—	20,474	6	300,002	—	300,008	—	—	3,202	3,202	—	(1)	(1)	—	(1,268)	(1,268)	351,785
Disability Assistance	114	—	4,061	—	24,442	8	706,814	—	706,822	—	—	153	153	—	(1)	(1)	—	(3,875)	(3,875)	765,382
Supplementary Assistance	61	—	287	—	14,417	600	197,710	52,827	251,137	—	—	2,150	2,150	—	(1)	(1)	—	(5,020)	(5,020)	284,388
Employment and Assistance Appeal Tribunal	—	—	11	112	667	—	—	525	525	—	—	—	—	—	(1)	(1)	—	(1)	(1)	2,070
Executive and Support Services	61	—	—	—	8,727	—	—	—	—	—	—	70	70	—	(135)	(135)	—	(40)	(40)	25,457
Minister’s Office	—	—	—	—	77	—	—	—	—	—	—	25	25	—	—	—	—	—	—	446
Corporate Services	61	—	—	—	8,650	—	—	—	—	—	—	45	45	—	(135)	(135)	—	(40)	(40)	25,011
														—
Total	380	—	6,780	112	76,908	617	1,211,831	118,199	1,330,647	—	—	5,634	5,634	—	(140)	(140)	—	(10,205)	(10,205)	1,527,012

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES
($000)

VOTE 27 Ministry Operations

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Oil and Gas	12,468	4,997	50	1,191	—	6,238	—	485	434	703	273	460	32	—	30
Titles and Offshore	5,797	3,297	—	786	—	4,083	—	160	243	452	318	161	30	15	10
Mining and Minerals	14,180	8,763	—	2,087	—	10,850	—	745	490	931	137	268	16	—	68
Electricity and Alternative Energy	2,533	2,930	—	697	—	3,627	—	240	106	196	36	83	310	—	—
Marketing, Aboriginal and Community Relations	5,053	2,934	—	699	—	3,633	81	362	85	280	21	347	100	10	—
Executive and Support Services	6,197	1,292	—	340	85	1,717	12	291	3,471	101	36	1,018	—	—	38
Ministers’ Office	897	432	—	134	85	651	—	208	—	—	18	77	—	—	13
Corporate Services	5,300	860	—	206	—	1,066	12	83	3,471	101	18	941	—	—	25

Total	46,228	24,213	50	5,800	85	30,148	93	2,283	4,829	2,663	821	2,337	488	25	146

VOTE 28 Contracts and Funding Arrangements

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Contracts and Funding Arrangements	33,560	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Resource Revenue Sharing Agreements	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Island Natural Gas Pipeline Agreeement	31,060	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	33,560	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Special Account

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Innovative Clean Energy Fund	—	305	—	73	—	378	25	50	—	210	—	137	—	—	—

Total	—	305	—	73	—	378	25	50	—	210	—	137	—	—	—

VOTE 27 Ministry Operations

					Total				Total				Total			Total			Total	Total 2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Oil and Gas	25	—	2,491	—	4,933	300	—	590	890	—	—	15	15	—	(1)	(1)	(1)	(1)	(2)	12,073
Titles and Offshore	40	—	283	—	1,712	100	—	130	230	—	—	180	180	—	(1)	(1)	(1)	(1)	(2)	6,202
Mining and Minerals	323	—	147	—	3,125	65	—	—	65	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	14,037
Electricity and Alternative Energy	—	—	8	—	979	19,561	—	2,322	21,883	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	26,486
Marketing, Aboriginal and Community Relations	—	—	240	—	1,526	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	5,156
Executive and Support Services	22	—	30	50	5,069	—	—	—	—	—	—	100	100	—	(142)	(142)	(2)	(2)	(4)	6,740
Ministers’ Office	—	—	—	—	316	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	964
Corporate Services	22	—	30	50	4,753	—	—	—	—	—	—	100	100	—	(141)	(141)	(1)	(1)	(2)	5,776

Total	410	—	3,199	50	17,344	20,026	—	3,042	23,068	—	—	295	295	—	(147)	(147)	(7)	(7)	(14)	70,694

VOTE 28 Contracts and Funding Arrangements

					Total				Total				Total			Total			Total	Total 2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Contracts and Funding Arrangements	—	—	—	—	—	2,500	—	—	2,500	—	—	—	—	—	—	—	—	—	—	2,500
Resource Revenue Sharing Agreements	—	—	—	—	—	2,500	—	—	2,500	—	—	—	—	—	—	—	—	—	—	2,500
Vancouver Island Natural Gas Pipeline Agreeement	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	2,500	—	—	2,500	—	—	—	—	—	—	—	—	—	—	2,500

Special Account

					Total				Total				Total			Total			Total	Total 2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Innovative Clean Energy Fund	—	—	—	—	422	16,600	—	—	16,600	—	—	—	—	—	—	—	—	—	—	17,400

Total	—	—	—	—	422	16,600	—	—	16,600	—	—	—	—	—	—	—	—	—	—	17,400

MINISTRY OF ENVIRONMENT
($000)

VOTE 29 Ministry Operations

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Stewardship	78,619	35,723	209	8,550	—	44,482	—	2,706	7,779	12,958	153	2,433	90	186	10,259
Conservation Management	22,630	15,276	42	3,673	—	18,991	—	1,468	2,685	3,276	110	1,267	7	14	1,832
Fish and Wildlife Management	21,159	7,812	24	1,861	—	9,697	—	476	1,904	8,165	19	672	—	154	181
Parks Management	34,830	12,635	143	3,016	—	15,794	—	762	3,190	1,517	24	494	83	18	8,246
Water Stewardship	39,487	10,018	25	2,418	—	12,461	—	567	2,067	3,191	41	291	—	—	20
Water Stewardship	15,487	10,018	25	2,418	—	12,461	—	567	2,067	3,191	41	291	—	—	20
Water Rental Remissions	24,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Oceans and Marine Fisheries	2,285	1,089	22	258	—	1,369	—	152	227	267	8	61	—	—	15
Environmental Protection	10,045	19,261	6	4,589	—	23,856	—	1,521	4,330	4,899	407	770	—	—	755
Compliance	18,738	9,435	123	2,422	—	11,980	—	912	2,474	458	195	606	20	—	670
Executive and Support Services	33,508	22,951	72	5,488	50	28,561	—	820	8,283	1,656	2,176	1,167	1,000	—	76
Minister’s Office	516	298	—	88	50	436	—	60	9	—	10	15	—	—	—
Corporate Services	32,992	22,653	72	5,400	—	28,125	—	760	8,274	1,656	2,166	1,152	1,000	—	76

Total	182,682	98,477	457	23,725	50	122,709	—	6,678	25,160	23,429	2,980	5,328	1,110	186	11,795

VOTE 30 Climate Action Secretariat

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Climate Action Secretariat	4,000	1,780	—	424	—	2,204	150	347	—	4,818	38	1,461	5,000	—	—

Total	4,000	1,780	—	424	—	2,204	150	347	—	4,818	38	1,461	5,000	—	—

VOTE 31 Environmental Assessment Office

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	6,970	4,575	30	1,091	—	5,696	—	555	918	421	43	763	—	12	5

Total	6,970	4,575	30	1,091	—	5,696	—	555	918	421	43	763	—	12	5

VOTE 29 Ministry Operations

					Total				Total				Total			Total			Total	Total 2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Stewardship	3,260	—	7,804	214	47,842	529	—	—	529	—	—	391	391	—	(6,501)	(6,501)	(3)	(4,637)	(4,640)	82,103
Conservation Management	1,465	—	368	25	12,517	412	—	—	412	—	—	169	169	—	(5,834)	(5,834)	(1)	(3,482)	(3,483)	22,772
Fish and Wildlife Management	603	—	334	29	12,537	52	—	—	52	—	—	16	16	—	(1)	(1)	(1)	(746)	(747)	21,554
Parks Management	1,192	—	7,102	160	22,788	65	—	—	65	—	—	206	206	—	(666)	(666)	(1)	(409)	(410)	37,777
Water Stewardship	213	—	205	156	6,751	100	—	916	1,016	—	—	46,172	46,172	—	(915)	(915)	(1)	(1,560)	(1,561)	63,924
Water Stewardship	213	—	205	156	6,751	100	—	916	1,016	—	—	172	172	—	(915)	(915)	(1)	(1,560)	(1,561)	17,924
Water Rental Remissions	—	—	—	—	—	—	—	—	—	—	—	46,000	46,000	—	—	—	—	—	—	46,000
Oceans and Marine Fisheries	—	—	2	26	758	276	—	—	276	—	—	24	24	—	(1)	(1)	(1)	(24)	(25)	2,401
Environmental Protection	496	—	1,273	182	14,633	4,450	—	960	5,410	—	—	227	227	(29,305)	(1)	(29,306)	(1)	(790)	(791)	14,029
Compliance	1,163	—	1,250	26	7,774	20	—	—	20	—	—	249	249	—	(1)	(1)	(1)	(60)	(61)	19,961
Executive and Support Services	35	—	1,658	187	17,058	130	—	—	130	—	—	566	566	—	(11,761)	(11,761)	(40)	(117)	(157)	34,397
Minister’s Office	—	—	1	—	95	—	—	—	—	—	—	20	20	—	—	—	—	—	—	551
Corporate Services	35	—	1,657	187	16,963	130	—	—	130	—	—	546	546	—	(11,761)	(11,761)	(40)	(117)	(157)	33,846

Total	5,167	—	12,192	791	94,816	5,505	—	1,876	7,381	—	—	47,629	47,629	(29,305)	(19,180)	(48,485)	(47)	(7,188)	(7,235)	216,815

VOTE 30 Climate Action Secretariat

					Total				Total				Total			Total			Total	Total 2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Climate Action Secretariat	—	—	10	—	11,824	1,433	—	—	1,433	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	15,458

Total	—	—	10	—	11,824	1,433	—	—	1,433	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	15,458

VOTE 31 Environmental Assessment Office

					Total				Total				Total			Total			Total	Total 2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Assessment Office	—	—	55	98	2,870	1,680	—	50	1,730	—	—	413	413	—	(30)	(30)	(1)	(170)	(171)	10,508

Total	—	—	55	98	2,870	1,680	—	50	1,730	—	—	413	413	—	(30)	(30)	(1)	(170)	(171)	10,508

MINISTRY OF ENVIRONMENT
($000)

Special Account

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund	—	—	—	—	—	—	—	—	—	400	—	—	—	—	—
Sustainable Environment Fund	29,305	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	29,305	—	—	—	—	—	—	—	—	400	—	—	—	—	—

Special Account

					Total				Total				Total			Total			Total	Total 2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Park Enhancement Fund	—	—	—	—	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—	400
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	29,305	—	—	29,305	—	—	—	—	—	—	29,305

Total	—	—	—	—	400	—	—	—	—	29,305	—	—	29,305	—	—	—	—	—	—	29,705

MINISTRY OF FINANCE
($000)

VOTE 32 Ministry Operations

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Agencies Secretariat	1,605	911	—	217	—	1,128	—	25	233	153	15	71	—	—	—
Treasury Board Staff	6,382	4,412	24	1,052	—	5,488	—	48	555	110	110	155	—	117	—
Office of the Comptroller General	12,221	8,594	89	2,049	—	10,732	6	149	902	572	289	333	—	20	—
Treasury	1	5,243	45	1,290	—	6,578	—	62	1,691	198	3,162	1,009	—	—	—
BC Registry Services	1	2,791	32	665	—	3,488	—	45	1,756	357	400	649	—	22	46
BC Registries Services	1	2,791	32	665	—	3,488	—	45	1,756	357	400	649	—	22	46
Strategic and Corporate Policy	2,982	9,017	29	2,149	—	11,195	77	374	2,229	3,048	238	580	10	13	—
Strategic and Corporate Policy	2,981	2,012	10	480	—	2,502	—	110	373	92	9	47	—	2	—
Financial Institutions Commission	1	7,005	19	1,669	—	8,693	77	264	1,856	2,956	229	533	10	11	—
Public Sector Employers’ Council Secretariat	15,880	1,185	6	282	—	1,473	—	57	349	126	20	55	—	—	—
Public Sector Employers’ Council Secretariat	2,006	1,185	6	282	—	1,473	—	57	349	126	20	55	—	—	—
Employer Association	13,874	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	19,433	10,210	77	2,471	50	12,808	—	1,437	4,604	478	1,803	1,373	10	—	10
Minister’s Office	495	250	3	77	50	380	—	54	28	—	15	17	—	—	—
Corporate Services	18,938	9,960	74	2,394	—	12,428	—	1,383	4,576	478	1,788	1,356	10	—	10

Total	58,505	42,363	302	10,175	50	52,890	83	2,197	12,319	5,042	6,037	4,225	20	172	56

VOTE 33 Public Affairs Bureau

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Affairs Bureau	36,659	15,067	99	3,650	—	18,816	—	393	2,357	511	555	1,477	12,490	12	53

Total	36,659	15,067	99	3,650	—	18,816	—	393	2,357	511	555	1,477	12,490	12	53

VOTE 32 Ministry Operations

					Total				Total				Total			Total			Total	Total 2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Agencies Secretariat	—	—	1	—	498	—	—	—	—	—	—	3	3	—	—	—	—	—	—	1,629
Treasury Board Staff	—	—	35	—	1,130	—	—	—	—	—	—	6	6	—	(125)	(125)	—	(4)	(4)	6,495
Office of the Comptroller General	—	—	133	—	2,404	—	—	—	—	—	—	885	885	—	(1,549)	(1,549)	(150)	—	(150)	12,322
Treasury	—	—	958	—	7,080	—	—	—	—	—	—	18,777	18,777	—	(10,976)	(10,976)	(781)	(20,677)	(21,458)	1
BC Registry Services	—	—	1,685	—	4,960	—	—	—	—	—	—	1,365	1,365	—	(407)	(407)	—	(9,405)	(9,405)	1
BC Registries Services	—	—	1,685	—	4,960	—	—	—	—	—	—	1,365	1,365	—	(407)	(407)	—	(9,405)	(9,405)	1
Strategic and Corporate Policy	21	—	334	—	6,924	—	—	—	—	—	—	22	22	—	(129)	(129)	—	(14,974)	(14,974)	3,038
Strategic and Corporate Policy	—	—	31	—	664	—	—	—	—	—	—	—	—	—	(129)	(129)	—	—	—	3,037
Financial Institutions Commission	21	—	303	—	6,260	—	—	—	—	—	—	22	22	—	—	—	—	(14,974)	(14,974)	1
Public Sector Employers’ Council Secretariat	—	—	7	—	614	1,163	13,110	—	14,273	—	—	11	11	—	—	—	—	(70)	(70)	16,301
Public Sector Employers’ Council Secretariat	—	—	7	—	614	—	—	—	—	—	—	11	11	—	—	—	—	(70)	(70)	2,028
Employer Association	—	—	—	—	—	1,163	13,110	—	14,273	—	—	—	—	—	—	—	—	—	—	14,273
Executive and Support Services	22	—	54	94	9,885	2,218	—	—	2,218	—	—	2,020	2,020	—	(5,913)	(5,913)	—	(512)	(512)	20,506
Minister’s Office	10	—	2	—	126	—	—	—	—	—	—	24	24	—	—	—	—	—	—	530
Corporate Services	12	—	52	94	9,759	2,218	—	—	2,218	—	—	1,996	1,996	—	(5,913)	(5,913)	—	(512)	(512)	19,976

Total	43	—	3,207	94	33,495	3,381	13,110	—	16,491	—	—	23,089	23,089	—	(19,099)	(19,099)	(931)	(45,642)	(46,573)	60,293

VOTE 33 Public Affairs Bureau

					Total				Total				Total			Total			Total	Total 2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Affairs Bureau	—	—	214	—	18,062	5	—	—	5	—	—	392	392	—	(178)	(178)	(42)	(61)	(103)	36,994

Total	—	—	214	—	18,062	5	—	—	5	—	—	392	392	—	(178)	(178)	(42)	(61)	(103)	36,994

MINISTRY OF FORESTS AND RANGE
($000)

VOTE 34 Ministry Operations

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest and Range Resource Management	370,328	104,329	2,659	24,864	—	131,852	5	4,045	26,774	153,001	1,523	3,545	676	82	5,624
Pricing and Selling Timber	48,366	13,650	96	3,253	—	16,999	1	658	6,861	24,000	76	220	3	13	367
Compliance and Enforcement	28,426	16,649	216	3,969	—	20,834	—	467	5,021	360	474	96	1	2	130
Executive and Support Services	53,966	36,670	285	8,755	50	45,760	1	517	10,916	7,364	521	696	—	18	456
Minister’s Office	693	319	2	93	50	464	—	118	55	13	31	37	—	—	—
Corporate Governance	53,273	36,351	283	8,662	—	45,296	1	399	10,861	7,351	490	659	—	18	456

Total	501,086	171,298	3,256	40,841	50	215,445	7	5,687	49,572	184,725	2,594	4,557	680	115	6,577

VOTE 35 Direct Fire

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest and Range Resource Management	56,004	18,205	3,579	4,339	—	26,123	—	1,645	—	9,592	145	676	30	199	8,679
Direct Fire	56,004	18,205	3,579	4,339	—	26,123	—	1,645	—	9,592	145	676	30	199	8,679

Total	56,004	18,205	3,579	4,339	—	26,123	—	1,645	—	9,592	145	676	30	199	8,679

VOTE 36 Housing and Construction Standards

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing	329,493	2,103	1	501	—	2,605	102	70	2,504	476	4	357	50	—	—
Building and Safety Policy	1,789	1,488	1	355	—	1,844	38	63	—	125	3	39	—	—	—
Residential Tenancy	6,653	5,104	24	1,216	—	6,344	—	60	—	858	726	280	—	—	—

Total	337,935	8,695	26	2,072	—	10,793	140	193	2,504	1,459	733	676	50	—	—

VOTE 34 Ministry Operations

					Total				Total				Total			Total			Total	Total 2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forest and Range Resource Management	16,291	13,991	10,551	1,554	237,662	899	47,166	5,214	53,279	3,000	—	—	3,000	(3,352)	(3,925)	(7,277)	(130)	(17,899)	(18,029)	400,487
Pricing and Selling Timber	319	—	994	2	33,514	35	1,122	—	1,157	—	—	—	—	(40)	(1)	(41)	—	(3,000)	(3,000)	48,629
Compliance and Enforcement	911	—	285	324	8,071	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(1)	(1)	28,903
Executive and Support Services	746	—	3,258	828	25,321	284	—	—	284	—	—	—	—	(14,797)	(414)	(15,211)	—	(76)	(76)	56,078
Minister’s Office	11	—	—	—	265	—	—	—	—	—	—	—	—	—	—	—	—	—	—	729
Corporate Governance	735	—	3,258	828	25,056	284	—	—	284	—	—	—	—	(14,797)	(414)	(15,211)	—	(76)	(76)	55,349

Total	18,267	13,991	15,088	2,708	304,568	1,218	48,288	5,214	54,720	3,000	—	—	3,000	(18,189)	(4,341)	(22,530)	(130)	(20,976)	(21,106)	534,097

VOTE 35 Direct Fire

					Total				Total				Total			Total			Total	Total 2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forest and Range Resource Management	11,264	—	—	—	32,230	—	—	—	—	—	—	—	—	—	—	—	—	(2,127)	(2,127)	56,226
Direct Fire	11,264	—	—	—	32,230	—	—	—	—	—	—	—	—	—	—	—	—	(2,127)	(2,127)	56,226

Total	11,264	—	—	—	32,230	—	—	—	—	—	—	—	—	—	—	—	—	(2,127)	(2,127)	56,226

VOTE 36 Housing and Construction Standards

					Total				Total				Total			Total			Total	Total 2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing	—	—	150	—	3,713	—	4,000	373,859	377,859	—	—	—	—	—	—	—	(268)	(1)	(269)	383,908
Building and Safety Policy	—	—	—	—	268	30	—	—	30	—	—	—	—	—	—	—	—	—	—	2,142
Residential Tenancy	—	—	—	—	1,924	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,268

Total	—	—	150	—	5,905	30	4,000	373,859	377,889	—	—	—	—	—	—	—	(268)	(1)	(269)	394,318

MINISTRY OF FORESTS AND RANGE
($000)

Special Account

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales	184,200	49,109	500	11,703	—	61,312	—	1,488	4,636	108,581	554	1,969	200	600	6,992
Forest Stand Management Fund	—	—	—	—	—	—	—	—	—	4,572	—	—	—	—	—
Housing Endowment Fund	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	194,200	49,109	500	11,703	—	61,312	—	1,488	4,636	113,153	554	1,969	200	600	6,992

Special Account

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Timber Sales	7,465	4,458	1,494	1,253	139,690	10	—	1	11	18,189	—	—	18,189	—	(1)	(1)	—	(1)	(1)	219,200
Forest Stand Management Fund	—	—	—	—	4,572	—	—	—	—	—	—	—	—	—	—	—	—	(4,572)	(4,572)	—
Housing Endowment Fund	—	—	—	—	—	—	—	10,000	10,000	—	—	—	—	—	—	—	—	—	—	10,000

Total	7,465	4,458	1,494	1,253	144,262	10	—	10,001	10,011	18,189	—	—	18,189	—	(1)	(1)	—	(4,573)	(4,573)	229,200

MINISTRY OF HEALTH
($000)

VOTE 37 Ministry Operations

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services Delivered by Partners	12,525,789	—	—	—	—	—	—	—	5,200	38,908	—	—	—	—	—
Regional Health Sector Funding	8,051,048	—	—	—	—	—	—	—	5,200	7,650	—	—	—	—	—
Medical Services Plan	3,053,331	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,018,385	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	174,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	200,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	29,025	—	—	—	—	—	—	—	—	31,258	—	—	—	—	—
Services Delivered by Ministry	284,683	174,939	4,559	49,860	—	229,358	—	2,339	11,619	8,009	10,392	3,703	—	5	7,186
Emergency and Health Services	277,293	170,491	4,509	48,800	—	223,800	—	2,271	10,920	7,928	9,748	2,965	—	—	7,147
Vital Statistics	7,390	4,448	50	1,060	—	5,558	—	68	699	81	644	738	—	5	39
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	149,645	64,003	397	15,265	50	79,715	585	2,389	36,068	18,542	13,441	6,161	—	76	66
Minister’s Office	732	463	—	125	50	638	—	95	—	—	15	17	—	—	—
Stewardship and Corporate Management	148,913	63,540	397	15,140	—	79,077	585	2,294	36,068	18,542	13,426	6,144	—	76	66

Total	12,812,867	238,942	4,956	65,125	50	309,073	585	4,728	52,887	65,459	23,833	9,864	—	81	7,252

Special Account

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 37 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Services Delivered by Partners	—	—	235,600	—	279,708	112,231	8,239,543	4,642,998	12,994,772	—	194,100	—	194,100	—	—	—	—	(180,725)	(180,725)	13,287,855
Regional Health Sector Funding	—	—	—	—	12,850	112,231	8,239,543	314,788	8,666,562	—	—	—	—	—	—	—	—	(56,600)	(56,600)	8,622,812
Medical Services Plan	—	—	—	—	—	—	—	3,310,540	3,310,540	—	—	—	—	—	—	—	—	(121,000)	(121,000)	3,189,540
PharmaCare	—	—	—	—	—	—	—	1,017,670	1,017,670	—	—	—	—	—	—	—	—	(1,500)	(1,500)	1,016,170
Debt Service Costs	—	—	—	—	—	—	—	—	—	—	194,100	—	194,100	—	—	—	—	—	—	194,100
Amortization of Prepaid Capital Advances	—	—	235,600	—	235,600	—	—	—	—	—	—	—	—	—	—	—	—	—	—	235,600
Health Benefits Operations	—	—	—	—	31,258	—	—	—	—	—	—	—	—	—	—	—	—	(1,625)	(1,625)	29,633
Services Delivered by Ministry	49,045	—	10,314	5,003	107,615	—	—	4,251	4,251	—	—	75	75	—	(278)	(278)	(34,254)	(1,120)	(35,374)	305,647
Emergency and Health Services	49,035	—	9,876	4,990	104,880	—	—	4,233	4,233	—	—	58	58	—	—	—	(34,254)	(713)	(34,967)	298,004
Vital Statistics	10	—	438	13	2,735	—	—	18	18	—	—	17	17	—	(278)	(278)	—	(407)	(407)	7,643
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250
Executive and Support Services	205	—	7,765	400	85,698	969	3,396	1,350	5,715	—	—	810	810	—	—	—	—	(703)	(703)	171,235
Minister’s Office	10	—	—	—	137	—	—	—	—	—	—	—	—	—	—	—	—	—	—	775
Stewardship and Corporate Management	195	—	7,765	400	85,561	969	3,396	1,350	5,715	—	—	810	810	—	—	—	—	(703)	(703)	170,460

Total	49,250	—	253,679	5,403	473,021	113,200	8,242,939	4,648,599	13,004,738	—	194,100	885	194,985	(147,250)	(278)	(147,528)	(34,254)	(182,548)	(216,802)	13,617,487

Special Account

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Special Account	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

Total	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF LABOUR AND CITIZENS’ SERVICES
($000)

VOTE 38 Ministry Operations

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	17,170	26,014	67	6,206	—	32,287	1,004	763	5,534	774	2,879	1,097	—	31	80
Employment Standards	11,016	6,633	50	1,581	—	8,264	—	233	1,632	42	256	190	—	—	—
Industrial Relations	6,153	4,025	17	980	—	5,022	204	88	1,337	16	72	94	—	5	—
WorkSafeBC	1	15,356	—	3,645	—	19,001	800	442	2,565	716	2,551	813	—	26	80
Service to Citizens and Businesses	31,729	18,852	114	4,643	—	23,609	—	322	8,668	4,860	1,304	827	10	—	110
Service BC Operations	24,887	13,202	88	3,293	—	16,583	—	259	6,269	1,324	357	582	10	—	35
Service BC Online Channel	4,285	2,026	11	487	—	2,524	—	13	2,037	1,971	900	43	—	—	—
BC Stats	1,181	2,459	15	586	—	3,060	—	19	248	1,219	32	136	—	—	75
Service BC Service Solutions and Planning	1,376	1,165	—	277	—	1,442	—	31	114	346	15	66	—	—	—
Services to the Public Sector	4	83,046	1,188	19,811	—	104,045	—	1,518	20,266	26,582	151,394	6,481	5	108	23,960
Accommodation and Real Estate Services	1	21,772	102	5,188	—	27,062	—	818	5,359	2,595	3,286	1,724	—	105	21,460
Shared Services BC Workplace Technology Services	1	32,450	599	7,733	—	40,782	—	364	5,426	21,192	140,891	2,390	—	—	—
Shared Services BC Common Business Services	1	26,657	471	6,374	—	33,502	—	266	9,122	939	7,177	2,306	—	3	2,500
Alternative Service Delivery Secretariat	1	2,167	16	516	—	2,699	—	70	359	1,856	40	61	5	—	—
Governance	33,081	11,382	40	2,704	—	14,126	—	420	2,991	10,036	6,868	973	15	—	15
Capital Planning Secretariat	—	550	—	131	—	681	—	—	—	215	80	24	—	—	—
Office of the Chief Information Officer	33,081	10,832	40	2,573	—	13,445	—	420	2,991	9,821	6,788	949	15	—	15
Executive and Support Services	15,595	3,330	12	823	50	4,215	100	314	7,040	881	237	467	65	20	—
Minister’s Office	529	301	1	88	50	440	—	51	12	—	16	11	—	—	—
Corporate Services	15,066	3,029	11	735	—	3,775	100	263	7,028	881	221	456	65	20	—

Total	97,579	142,624	1,421	34,187	50	178,282	1,104	3,337	44,499	43,133	162,682	9,845	95	159	24,165

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Programs	56	—	1,081	—	13,299	—	—	—	—	—	—	679	679	—	(1,198)	(1,198)	—	(27,529)	(27,529)	17,538
Employment Standards	56	—	146	—	2,555	—	—	—	—	—	—	200	200	—	—	—	—	(100)	(100)	10,919
Industrial Relations	—	—	46	—	1,862	—	—	—	—	—	—	9	9	—	—	—	—	(275)	(275)	6,618
WorkSafeBC	—	—	889	—	8,882	—	—	—	—	—	—	470	470	—	(1,198)	(1,198)	—	(27,154)	(27,154)	1
Service to Citizens and Businesses	—	—	245	—	16,346	3,700	—	—	3,700	—	—	2,015	2,015	—	(4,099)	(4,099)	(962)	(3,820)	(4,782)	36,789
Service BC Operations	—	—	228	—	9,064	—	—	—	—	—	—	583	583	—	(836)	(836)	(150)	(658)	(808)	24,586
Service BC Online Channel	—	—	—	—	4,964	—	—	—	—	—	—	1,430	1,430	—	(35)	(35)	—	(3,015)	(3,015)	5,868
BC Stats	—	—	17	—	1,746	—	—	—	—	—	—	2	2	—	(2,623)	(2,623)	(812)	(145)	(957)	1,228
Service BC Service Solutions and Planning	—	—	—	—	572	3,700	—	—	3,700	—	—	—	—	—	(605)	(605)	—	(2)	(2)	5,107
Services to the Public Sector	1,965	—	87,797	264,958	585,034	—	—	—	—	—	—	94,788	94,788	—	(613,132)	(613,132)	(92,229)	(78,502)	(170,731)	4
Accommodation and Real Estate Services	32	—	32,342	264,263	331,984	—	—	—	—	—	—	25,590	25,590	—	(295,468)	(295,468)	(56,711)	(32,456)	(89,167)	1
Shared Services BC Workplace Technology Services	15	—	47,938	—	218,216	—	—	—	—	—	—	193	193	—	(214,642)	(214,642)	(24,533)	(20,015)	(44,548)	1
Shared Services BC Common Business Services	1,918	—	7,517	695	32,443	—	—	—	—	—	—	69,005	69,005	—	(97,933)	(97,933)	(10,985)	(26,031)	(37,016)	1
Alternative Service Delivery Secretariat	—	—	—	—	2,391	—	—	—	—	—	—	—	—	—	(5,089)	(5,089)	—	—	—	1
Governance	—	—	320	—	21,638	1,250	—	—	1,250	—	—	—	—	—	(6,419)	(6,419)	(900)	(150)	(1,050)	29,545
Capital Planning Secretariat	—	—	—	—	319	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,000
Office of the Chief Information Officer	—	—	320	—	21,319	1,250	—	—	1,250	—	—	—	—	—	(6,419)	(6,419)	(900)	(150)	(1,050)	28,545
Executive and Support Services	3	—	239	—	9,366	—	—	—	—	—	—	7,634	7,634	—	(1,000)	(1,000)	—	(434)	(434)	19,781
Minister’s Office	—	—	2	—	92	—	—	—	—	—	—	32	32	—	—	—	—	—	—	564
Corporate Services	3	—	237	—	9,274	—	—	—	—	—	—	7,602	7,602	—	(1,000)	(1,000)	—	(434)	(434)	19,217

Total	2,024	—	89,682	264,958	645,683	4,950	—	—	4,950	—	—	105,116	105,116	—	(625,848)	(625,848)	(94,091)	(110,435)	(204,526)	103,657

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL
($000)

VOTE 39 Ministry Operations

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Corrections	220,097	110,331	3,610	26,522	—	140,463	—	1,399	40,516	5,514	1,776	2,872	—	—	7,452
Policing and Community Safety	295,903	11,329	124	2,692	—	14,145	—	519	2,584	2,350	226	658	10	—	90
Policing and Community Safety	272,845	5,612	15	1,330	—	6,957	—	435	1,643	1,630	156	482	10	—	90
Victims Services and Community Programs	23,058	5,717	109	1,362	—	7,188	—	84	941	720	70	176	—	—	—
Emergency Management BC	33,111	11,388	154	2,713	—	14,255	48	387	4,514	5,597	686	532	21	—	45
Integrated Planning and Mitigation	10,397	982	—	234	—	1,216	—	44	191	171	10	28	—	—	—
Provincial Emergency Program	6,253	2,646	147	631	—	3,424	—	73	2,278	1,184	76	186	—	—	11
Office of the Fire Commissioner	2,444	1,509	3	359	—	1,871	—	82	327	5	40	76	1	—	21
BC Coroners Service	14,017	6,251	4	1,489	—	7,744	48	188	1,718	4,237	560	242	20	—	13
Office of the Superintendent of Motor Vehicles	8,250	4,240	25	1,010	—	5,275	—	60	1,391	381	180	200	—	—	—
Gaming Policy and Enforcement	18,772	8,831	53	2,104	—	10,988	—	474	2,253	738	254	419	500	15	5
Gaming Policy and Enforcement Operations	18,771	8,831	53	2,104	—	10,988	—	474	2,253	738	254	419	500	15	5
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Liquor Control and Licensing	1	5,736	27	1,475	—	7,238	—	308	1,321	321	121	190	—	—	1
Executive and Support Services	29,061	3,228	1	742	50	4,021	—	223	13,184	74	927	238	—	28	2
Minister’s Office	575	311	1	92	50	454	—	100	20	2	10	20	—	—	2
Corporate Services	28,486	2,917	—	650	—	3,567	—	123	13,164	72	917	218	—	28	—

Total	605,195	155,083	3,994	37,258	50	196,385	48	3,370	65,763	14,975	4,170	5,109	531	43	7,595

VOTE 40 Emergency Program Act

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	15,630	500	10	246	—	756	—	225	51	3,000	45	95	—	—	350

Total	15,630	500	10	246	—	756	—	225	51	3,000	45	95	—	—	350

Special Account

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Act	1,100	354	—	58	—	412	—	27	652	15	2	25	—	—	2
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Inmate Work Program	1,065	—	—	—	—	—	—	—	—	—	14	55	—	—	540
Victims of Crime Act	7,336	1,324	—	315	—	1,639	—	14	—	—	32	35	—	—	—

Total	9,501	1,678	—	373	—	2,051	—	41	652	15	48	115	—	—	542

VOTE 39 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Corrections	1,039	—	3,512	10	64,090	388	—	36,727	37,115	—	—	187	187	—	(25)	(25)	—	(5,946)	(5,946)	235,884
Policing and Community Safety	129	—	807	20	7,393	1,005	8,968	294,406	304,379	—	—	51	51	(8,816)	(1)	(8,817)	—	(20,435)	(20,435)	296,716
Policing and Community Safety	129	—	506	—	5,081	375	—	281,172	281,547	—	—	51	51	—	(1)	(1)	—	(20,385)	(20,385)	273,250
Victims Services and Community Programs	—	—	301	20	2,312	630	8,968	13,234	22,832	—	—	—	—	(8,816)	—	(8,816)	—	(50)	(50)	23,466
Emergency Management BC	112	—	444	—	12,386	913	561	9,311	10,785	—	—	12	12	—	(10)	(10)	—	(1,500)	(1,500)	35,928
Integrated Planning and Mitigation	—	—	—	—	444	913	—	8,219	9,132	—	—	—	—	—	—	—	—	—	—	10,792
Provincial Emergency Program	28	—	115	—	3,951	—	561	1,092	1,653	—	—	12	12	—	—	—	—	(1,500)	(1,500)	7,540
Office of the Fire Commissioner	30	—	104	—	686	—	—	—	—	—	—	—	—	—	(10)	(10)	—	—	—	2,547
BC Coroners Service	54	—	225	—	7,305	—	—	—	—	—	—	—	—	—	—	—	—	—	—	15,049
Office of the Superintendent of Motor Vehicles	—	—	186	1	2,399	—	—	1,839	1,839	—	—	1,155	1,155	—	—	—	(1)	(3,466)	(3,467)	7,201
Gaming Policy and Enforcement	4	—	505	—	5,167	159,782	—	109,500	269,282	—	—	67	67	—	(250)	(250)	—	(264,109)	(264,109)	21,145
Gaming Policy and Enforcement Operations	4	—	505	—	5,167	—	—	5,315	5,315	—	—	67	67	—	(250)	(250)	—	(143)	(143)	21,144
Distribution of Gaming Proceeds	—	—	—	—	—	159,782	—	104,185	263,967	—	—	—	—	—	—	—	—	(263,966)	(263,966)	1
Liquor Control and Licensing	123	—	553	—	2,938	—	—	—	—	—	—	160	160	—	—	—	(347)	(9,988)	(10,335)	1
Executive and Support Services	141	—	20	—	14,837	—	—	—	—	750	—	1,547	2,297	—	(350)	(350)	—	(100)	(100)	20,705
Minister’s Office	—	—	—	—	154	—	—	—	—	—	—	49	49	—	—	—	—	—	—	657
Corporate Services	141	—	20	—	14,683	—	—	—	—	750	—	1,498	2,248	—	(350)	(350)	—	(100)	(100)	20,048

Total	1,548	—	6,027	31	109,210	162,088	9,529	451,783	623,400	750	—	3,179	3,929	(8,816)	(636)	(9,452)	(348)	(305,544)	(305,892)	617,580

VOTE 40 Emergency Program Act

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Emergency Program Act	3,967	—	29	—	7,762	—	7,112	—	7,112	—	—	—	—	—	—	—	—	—	—	15,630

Total	3,967	—	29	—	7,762	—	7,112	—	7,112	—	—	—	—	—	—	—	—	—	—	15,630

Special Account

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Civil Forfeiture Act	5	—	—	—	728	858	—	—	858	—	—	2	2	—	—	—	—	(1,250)	(1,250)	750
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Inmate Work Program	100	—	60	—	769	—	—	476	476	—	—	70	70	—	—	—	—	—	—	1,315
Victims of Crime Act	—	—	—	—	81	2,000	—	—	2,000	8,816	—	—	8,816	—	—	—	—	—	—	12,536

Total	105	—	60	—	1,578	2,858	—	476	3,334	8,816	—	72	8,888	—	—	—	—	(1,250)	(1,250)	14,601

MINISTRY OF SMALL BUSINESS AND REVENUE
($000)

VOTE 41 Ministry Operations

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Small Business and Regulatory Reform	3,695	1,526	—	364	—	1,890	—	100	—	72	12	550	—	—	—
Revenue Programs	21,012	36,097	213	8,601	—	44,911	—	1,775	—	392	151	692	—	10	—
Revenue Solutions	9,015	8,170	41	1,948	—	10,159	—	90	—	55,238	4	528	—	—	—
Property Assessment Services	1	1,063	1	253	—	1,317	1,036	33	95	51	160	185	—	10	—
Executive and Support Services	26,239	11,657	71	2,794	50	14,572	—	400	17,818	30	2,024	7,859	1	117	15
Minister’s Office	438	266	—	80	50	396	—	30	—	—	23	15	—	—	2
Corporate Services	25,801	11,391	71	2,714	—	14,176	—	370	17,818	30	2,001	7,844	1	117	13

Total	59,962	58,513	326	13,960	50	72,849	1,036	2,398	17,913	55,783	2,351	9,814	1	137	15

Special Account

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Provincial Home Acquisition Wind Up	25	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	25	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 41 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Small Business and Regulatory Reform	—	—	207	—	941	—	—	899	899	—	—	—	—	—	—	—	—	—	—	3,730
Revenue Programs	231	—	86	—	3,337	500	—	—	500	—	—	3,016	3,016	—	—	—	—	(26,609)	(26,609)	25,155
Revenue Solutions	—	—	6,322	—	62,182	—	—	—	—	—	—	—	—	—	(100)	(100)	—	(62,867)	(62,867)	9,374
Property Assessment Services	—	—	10	—	1,580	—	—	—	—	—	—	—	—	—	—	—	(2,731)	(165)	(2,896)	1
Executive and Support Services	62	—	9,170	—	37,496	—	—	—	—	—	—	786	786	—	—	—	—	(26,000)	(26,000)	26,854
Minister’s Office	—	—	—	—	70	—	—	—	—	—	—	—	—	—	—	—	—	—	—	466
Corporate Services	62	—	9,170	—	37,426	—	—	—	—	—	—	786	786	—	—	—	—	(26,000)	(26,000)	26,388

Total	293	—	15,795	—	105,536	500	—	899	1,399	—	—	3,802	3,802	—	(100)	(100)	(2,731)	(115,641)	(118,372)	65,114

Special Account

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Provincial Home Acquisition Wind Up	—	—	—	—	—	—	—	—	—	—	—	25	25	—	—	—	—	—	—	25

Total	—	—	—	—	—	—	—	—	—	—	—	25	25	—	—	—	—	—	—	25

MINISTRY OF TOURISM, SPORT AND THE ARTS
($000)

VOTE 42 Ministry Operations

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Sport, Recreation, Volunteers and ActNow BC	19,551	1,761	—	419	—	2,180	—	86	224	12	16	133	—	—	3
Sport, Recreation and Volunteers	14,127	861	—	205	—	1,066	—	43	144	12	6	110	—	—	3
ActNow BC	5,424	900	—	214	—	1,114	—	43	80	—	10	23	—	—	—
Tourism	16,275	7,555	45	1,799	—	9,399	—	485	1,461	1,372	154	326	4,505	4	469
Tourism and Resort Operations	8,864	4,225	36	1,006	—	5,267	—	318	1,134	1,293	34	190	5	3	454
Tourism Development	2,238	677	—	161	—	838	—	66	52	33	10	43	4,500	—	—
Heritage	3,796	1,802	3	429	—	2,234	—	88	88	46	110	60	—	1	15
Archaeology	1,377	851	6	203	—	1,060	—	13	187	—	—	33	—	—	—
Arts and Culture	18,544	1,349	15	322	—	1,686	76	95	245	671	26	100	—	—	—
BC150 Years	2,907	480	—	114	—	594	—	27	41	134	1	9	—	—	—
BC Film Commission	1,561	621	12	148	—	781	—	33	155	144	13	118	12	—	3
Transfers to Crown Corporations and Agencies	61,820	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Convention Centre Expansion Project	24,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tourism BC	19,605	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	12,473	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	5,042	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	4,886	2,095	7	531	85	2,718	—	193	645	61	77	223	—	—	—
Ministers’ Offices	857	501	3	151	85	740	—	106	—	—	12	37	—	—	—
Management Services	4,029	1,594	4	380	—	1,978	—	87	645	61	65	186	—	—	—

Total	125,544	13,861	79	3,333	85	17,358	76	919	2,771	2,394	287	909	4,517	4	475

Special Account

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment	850	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	2,400	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	3,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 42 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Sport, Recreation, Volunteers and ActNow BC	—	—	18	—	492	859	—	14,249	15,108	—	—	6	6	—	—	—	—	(434)	(434)	17,352
Sport, Recreation and Volunteers	—	—	2	—	320	859	—	10,112	10,971	—	—	4	4	—	—	—	—	(434)	(434)	11,927
ActNow BC	—	—	16	—	172	—	—	4,137	4,137	—	—	2	2	—	—	—	—	—	—	5,425
Tourism	537	—	644	—	9,957	809	—	1,911	2,720	—	—	37	37	—	(45)	(45)	—	(1,424)	(1,424)	20,644
Tourism and Resort Operations	507	—	560	—	4,498	25	—	—	25	—	—	21	21	—	(45)	(45)	—	(35)	(35)	9,731
Tourism Development	—	—	—	—	4,704	134	—	60	194	—	—	3	3	—	—	—	—	(1)	(1)	5,738
Heritage	30	—	4	—	442	650	—	1,851	2,501	—	—	8	8	—	—	—	—	(1,388)	(1,388)	3,797
Archaeology	—	—	80	—	313	—	—	—	—	—	—	5	5	—	—	—	—	—	—	1,378
Arts and Culture	—	—	7	—	1,220	21,854	—	2,280	24,134	—	—	5	5	(7,500)	—	(7,500)	—	—	—	19,545
BC150 Years	—	—	—	—	212	1,624	—	250	1,874	—	—	2	2	—	—	—	—	—	—	2,682
BC Film Commission	10	—	4	—	492	18	—	275	293	—	—	3	3	—	—	—	—	(8)	(8)	1,561
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	298,290	298,290	—	—	—	—	—	—	—	—	—	—	298,290
Vancouver Convention Centre Expansion Project	—	—	—	—	—	—	—	275,600	275,600	—	—	—	—	—	—	—	—	—	—	275,600
Tourism BC	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	—	—	—	—	—	—	—	12,648	12,648	—	—	—	—	—	—	—	—	—	—	12,648
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	10,042	10,042	—	—	—	—	—	—	—	—	—	—	10,042
Executive and Support Services	—	—	122	—	1,321	—	—	—	—	—	—	27	27	—	—	—	—	—	—	4,066
Ministers’ Offices	—	—	—	—	155	—	—	—	—	—	—	24	24	—	—	—	—	—	—	919
Management Services	—	—	122	—	1,166	—	—	—	—	—	—	3	3	—	—	—	—	—	—	3,147

Total	547	—	795	—	13,694	25,164	—	317,255	342,419	—	—	80	80	(7,500)	(45)	(7,545)	—	(1,866)	(1,866)	364,140

Special Account

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Arts and Culture Endowment	—	—	—	—	—	830	—	—	830	7,500	—	—	7,500	—	—	—	—	—	—	8,330
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	2,300	2,300	—	—	—	—	—	—	—	—	—	—	2,300

Total	—	—	—	—	—	830	—	2,300	3,130	7,500	—	—	7,500	—	—	—	—	—	—	10,630

MINISTRY OF TRANSPORTATION
($000)

VOTE 43 Ministry Operations

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation Improvements	19,557	21,810	88	3,371	—	25,269	—	1,638	6,220	74,702	896	666	400	111	19,887
Transportation Policy and Legislation	1,442	1,079	—	256	—	1,335	—	13	25	76	—	8	—	—	—
Planning, Engineering and Construction	13,163	18,889	88	2,804	—	21,781	—	1,462	5,557	68,910	871	558	400	100	9,500
Partnerships	1	1,703	—	278	—	1,981	—	159	543	5,546	25	94	—	11	10,387
Port and Airport Development	4,951	139	—	33	—	172	—	4	95	170	—	6	—	—	—
Public Transportation	382,371	400	—	100	—	500	—	20	—	710	—	22	—	—	147,662
Public Transit	237,829	400	—	100	—	500	—	20	—	710	—	22	—	—	—
Coastal Ferry Services	144,542	—	—	—	—	—	—	—	—	—	—	—	—	—	147,662
Highway Operations	464,131	62,941	512	11,579	—	75,032	—	4,584	20,161	17,252	2,539	2,479	100	73	442,401
Maintenance, Asset Preservation and Traffic Operations	428,733	46,499	233	7,716	—	54,448	—	3,818	16,535	16,934	1,447	1,985	100	73	423,088
Commercial Vehicle Safety and Enforcement	24,587	14,812	198	3,575	—	18,585	—	730	3,407	50	800	430	—	—	1,700
Inland Ferries	8,547	512	2	122	—	636	—	30	34	230	4	5	—	—	17,583
Coquihalla Toll Administration	2,264	1,118	79	166	—	1,363	—	6	185	38	288	59	—	—	30
Commercial Passenger Transportation Regulation	2,581	1,244	11	290	—	1,545	122	161	342	39	100	219	—	1	10
Passenger Transportation Board	693	251	—	56	—	307	122	15	149	5	—	93	—	1	—
Passenger Transportation Branch	1,888	993	11	234	—	1,238	—	146	193	34	100	126	—	—	10
Executive and Support Services	13,386	5,701	41	1,371	50	7,163	—	317	4,288	472	681	450	—	29	95
Minister’s Office	536	292	—	82	50	424	—	80	7	—	9	15	—	—	—
Corporate Services	12,850	5,409	41	1,289	—	6,739	—	237	4,281	472	672	435	—	29	95

Total	882,026	92,096	652	16,711	50	109,509	122	6,720	31,011	93,175	4,216	3,836	500	214	610,055

VOTE 43 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transportation Improvements	3,275	481,935	738	100	590,568	22,746	4,520	750	28,016	—	—	535	535	—	—	—	(611,932)	(2,051)	(613,983)	30,405
Transportation Policy and Legislation	—	—	—	—	122	2,000	—	—	2,000	—	—	4	4	—	—	—	(2,000)	—	(2,000)	1,461
Planning, Engineering and Construction	3,220	480,735	680	100	572,093	68	—	750	818	—	—	187	187	—	—	—	(578,856)	(2,051)	(580,907)	13,972
Partnerships	55	1,200	58	—	18,078	—	—	—	—	—	—	340	340	—	—	—	(20,398)	—	(20,398)	1
Port and Airport Development	—	—	—	—	275	20,678	4,520	—	25,198	—	—	4	4	—	—	—	(10,678)	—	(10,678)	14,971
Public Transportation	—	—	69,780	—	218,194	2,235	—	75,239	77,474	—	133,200	—	133,200	—	(1)	(1)	—	(1)	(1)	429,366
Public Transit	—	—	69,780	—	70,532	2,235	—	75,239	77,474	—	133,200	—	133,200	—	(1)	(1)	—	(1)	(1)	281,704
Coastal Ferry Services	—	—	—	—	147,662	—	—	—	—	—	—	—	—	—	—	—	—	—	—	147,662
Highway Operations	25,638	190,313	4,774	—	710,314	10,010	—	—	10,010	—	—	1,030	1,030	—	—	—	(298,799)	(3,137)	(301,936)	494,450
Maintenance, Asset Preservation and Traffic Operations	24,805	189,278	4,521	—	682,584	10,010	—	—	10,010	—	—	633	633	—	—	—	(289,099)	(2,738)	(291,837)	455,838
Commercial Vehicle Safety and Enforcement	833	—	128	—	8,078	—	—	—	—	—	—	199	199	—	—	—	—	(399)	(399)	26,463
Inland Ferries	—	1,035	—	—	18,921	—	—	—	—	—	—	2	2	—	—	—	(9,700)	—	(9,700)	9,859
Coquihalla Toll Administration	—	—	125	—	731	—	—	—	—	—	—	196	196	—	—	—	—	—	—	2,290
Commercial Passenger Transportation Regulation	17	—	38	—	1,049	—	—	—	—	—	—	18	18	—	(1)	(1)	—	(1)	(1)	2,610
Passenger Transportation Board	2	—	3	—	390	—	—	—	—	—	—	2	2	—	(1)	(1)	—	(1)	(1)	697
Passenger Transportation Branch	15	—	35	—	659	—	—	—	—	—	—	16	16	—	—	—	—	—	—	1,913
Executive and Support Services	15	—	346	—	6,693	1	—	—	1	—	—	221	221	—	(1)	(1)	(350)	(5)	(355)	13,722
Minister’s Office	—	—	—	—	111	—	—	—	—	—	—	19	19	—	—	—	—	—	—	554
Corporate Services	15	—	346	—	6,582	1	—	—	1	—	—	202	202	—	(1)	(1)	(350)	(5)	(355)	13,168

Total	28,945	672,248	75,676	100	1,526,818	34,992	4,520	75,989	115,501	—	133,200	1,804	135,004	—	(3)	(3)	(911,081)	(5,195)	(916,276)	970,553

MANAGEMENT OF PUBLIC FUNDS AND DEBT
($000)

VOTE 44 Management of Public Funds and Debt

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Financing	557,797	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Government Operating	557,792	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post Secondary Institutions Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Transit Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
SkyTrain Extension Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	557,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 44 Management of Public Funds and Debt

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Borrowing for Government Operating and Capital Financing	—	—	—	—	—	—	—	—	—	—	1,407,926	14,711	1,422,637	—	(928,368)	(928,368)	(92,572)	—	(92,572)	401,697
Government Operating	—	—	—	—	—	—	—	—	—	—	473,589	9,834	483,423	—	(46,668)	(46,668)	(35,063)	—	(35,063)	401,692
Schools Capital Financing	—	—	—	—	—	—	—	—	—	—	403,097	1,788	404,885	—	(374,600)	(374,600)	(30,284)	—	(30,284)	1
Post Secondary Institutions Capital Financing	—	—	—	—	—	—	—	—	—	—	189,664	1,047	190,711	—	(179,800)	(179,800)	(10,910)	—	(10,910)	1
Health Facilities Capital Financing	—	—	—	—	—	—	—	—	—	—	206,589	1,002	207,591	—	(194,100)	(194,100)	(13,490)	—	(13,490)	1
Public Transit Capital Financing	—	—	—	—	—	—	—	—	—	—	65,679	247	65,926	—	(63,100)	(63,100)	(2,825)	—	(2,825)	1
SkyTrain Extension Capital Financing	—	—	—	—	—	—	—	—	—	—	69,308	793	70,101	—	(70,100)	(70,100)	—	—	—	1
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	730,924	730,924	—	—	—	(237,317)	(493,606)	(730,923)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	500	500	—	—	—	—	(499)	(499)	1
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	19,827	19,827	—	—	—	—	(19,826)	(19,826)	1

Total	—	—	—	—	—	—	—	—	—	—	1,407,926	765,962	2,173,888	—	(928,368)	(928,368)	(329,889)	(513,931)	(843,820)	401,700

OTHER APPROPRIATIONS
($000)

VOTE 45 Contingencies All Ministries and New Programs

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Contingencies All Ministries and New Programs	436,506	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General Programs	316,620	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Negotiating Framework	19,886	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Innovation and Integration Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Innovation Fund	100,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Priority Projects Under Development	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	436,506	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 46 BC Family Bonus

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Family Bonus	17,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	17,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 47 Electoral Boundaries Commission

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Electoral Boundaries Commission	4,268	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	4,268	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 45 Contingencies All Ministries and New Programs

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Contingencies All Ministries and New Programs	—	—	—	—	—	—	—	—	—	—	—	375,000	375,000	—	—	—	—	—	—	375,000
General Programs	—	—	—	—	—	—	—	—	—	—	—	325,000	325,000	—	—	—	—	—	—	325,000
Negotiating Framework	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Innovation and Integration Fund	—	—	—	—	—	—	—	—	—	—	—	50,000	50,000	—	—	—	—	—	—	50,000
Health Innovation Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Priority Projects Under Development	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	375,000	375,000	—	—	—	—	—	—	375,000

VOTE 46 BC Family Bonus

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Family Bonus	—	—	—	—	—	14,000	—	—	14,000	—	—	—	—	—	—	—	—	—	—	14,000

Total	—	—	—	—	—	14,000	—	—	14,000	—	—	—	—	—	—	—	—	—	—	14,000

VOTE 47 Electoral Boundaries Commission

					Total Operating Costs															Total 2008/09 Operating Expenses
									Total Govt Transfers				Total Other Expenses			Total Internal Recoveries			Total External Recoveries

Description	70	72	73	75		77	79	80		81	83	85		86	88		89	90
Electoral Boundaries Commission	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS
($000)

VOTE 48 Commissions on Collection of Public Funds

	Total 2007/08 Operating Expenses					Total Salaries and Benefits

Description		50	51	52	54		55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	74,017	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	360	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1,701	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	644	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	991	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,255	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Revenue	65,890	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Sport and the Arts	15	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	150	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(74,016)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 48 Commissions on Collection of Public Funds

					Total Operating Costs															Total 2008/09 Operating Expenses
									Total Govt Transfers				Total Other Expenses			Total Internal Recoveries			Total External Recoveries

Description	70	72	73	75		77	79	80		81	83	85		86	88		89	90
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	45,508	45,508	—	—	—	—	—	—	45,508
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Community Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Economic Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Employment and Income Assistance	—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	1,756	1,756	—	—	—	—	—	—	1,756
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—	200	200	—	—	—	—	—	—	200
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	1,098	1,098	—	—	—	—	—	—	1,098
Ministry of Labour and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	4,796	4,796	—	—	—	—	—	—	4,796
Ministry of Small Business and Revenue	—	—	—	—	—	—	—	—	—	—	—	36,350	36,350	—	—	—	—	—	—	36,350
Ministry of Tourism, Sport and the Arts	—	—	—	—	—	—	—	—	—	—	—	18	18	—	—	—	—	—	—	18
Ministry of Transportation	—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
Recoveries	—	—	—	—	—	—	—	—	—	—	—	300	300	—	—	—	(45,807)	—	(45,807)	(45,507)

Total	—	—	—	—	—	—	—	—	—	—	—	45,808	45,808	—	—	—	(45,807)	—	(45,807)	1

OTHER APPROPRIATIONS
($000)

VOTE 49 Allowances for Doubtful Revenue Accounts

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	166,447	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	4,100	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	7,125	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1,168	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	62,818	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	9,100	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Revenue	82,070	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Sport and the Arts	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	5	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(166,446)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 50 Environmental Appeal Board and Forest Appeals Commission

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Appeal Board and Forest Appeals Commission	2,077	750	5	192	—	947	480	62	211	210	30	107	—	20	5
Administration and Support Services	1,367	750	5	192	—	947	1	20	211	30	30	58	—	—	5
Environmental Appeal Board	378	—	—	—	—	—	267	25	—	80	—	29	—	10	—
Forest Appeals Commission	332	—	—	—	—	—	212	17	—	100	—	20	—	10	—

Total	2,077	750	5	192	—	947	480	62	211	210	30	107	—	20	5

VOTE 49 Allowances for Doubtful Revenue Accounts

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	106,916	106,916	—	—	—	—	—	—	106,916
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	5,400	5,400	—	—	—	—	—	—	5,400
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Community Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Economic Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Employment and Income Assistance	—	—	—	—	—	—	—	—	—	—	—	2,824	2,824	—	—	—	—	—	—	2,824
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	1,168	1,168	—	—	—	—	—	—	1,168
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—	10,000	10,000	—	—	—	—	—	—	10,000
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	60,929	60,929	—	—	—	—	—	—	60,929
Ministry of Labour and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	9,800	9,800	—	—	—	—	—	—	9,800
Ministry of Small Business and Revenue	—	—	—	—	—	—	—	—	—	—	—	16,725	16,725	—	—	—	—	—	—	16,725
Ministry of Tourism, Sport and the Arts	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(106,915)	—	(106,915)	(106,915)

Total	—	—	—	—	—	—	—	—	—	—	—	106,916	106,916	—	—	—	(106,915)	—	(106,915)	1

VOTE 50 Environmental Appeal Board and Forest Appeals Commission

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Appeal Board and Forest Appeals Commission	—	—	5	—	1,130	—	—	—	—	—	—	21	21	—	(1)	(1)	—	(1)	(1)	2,096
Administration and Support Services	—	—	5	—	360	—	—	—	—	—	—	21	21	—	(1)	(1)	—	(1)	(1)	1,326
Environmental Appeal Board	—	—	—	—	411	—	—	—	—	—	—	—	—	—	—	—	—	—	—	411
Forest Appeals Commission	—	—	—	—	359	—	—	—	—	—	—	—	—	—	—	—	—	—	—	359

Total	—	—	5	—	1,130	—	—	—	—	—	—	21	21	—	(1)	(1)	—	(1)	(1)	2,096

OTHER APPROPRIATIONS
($000)

VOTE 51 Forest Practices Board

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,761	1,866	—	444	—	2,310	165	175	253	383	75	65	80	—	—

Total	3,761	1,866	—	444	—	2,310	165	175	253	383	75	65	80	—	—

VOTE 52 Pacific Carbon Trust

Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Pacific Carbon Trust	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Special Account

	Total
	2007/08					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Children’s Education Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance and Risk Management	—	3,284	5	783	—	4,072	—	170	838	1,617	540	256	—	—	—

Total	—	3,284	5	783	—	4,072	—	170	838	1,617	540	256	—	—	—

VOTE 51 Forest Practices Board

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forest Practices Board	181	—	116	5	1,498	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,808

Total	181	—	116	5	1,498	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,808

VOTE 52 Pacific Carbon Trust

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Pacific Carbon Trust	—	—	—	—	—	—	5,000	—	5,000	—	—	—	—	—	—	—	—	—	—	5,000

Total	—	—	—	—	—	—	5,000	—	5,000	—	—	—	—	—	—	—	—	—	—	5,000

Special Account

																				Total
					Total				Total				Total			Total			Total	2008/09
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Children’s Education Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance and Risk Management	650	—	391	—	4,462	—	—	—	—	—	—	37,497	37,497	—	(45,606)	(45,606)	(200)	(225)	(425)	—

Total	650	—	391	—	4,462	—	—	—	—	—	—	37,497	37,497	—	(45,606)	(45,606)	(200)	(225)	(425)	—

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

CAPITAL EXPENDITURES

LEGISLATION

($000)

VOTE 1 Legislation

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Legislation	27,415	—	—	—	—	1,004	—	526	26,000	—	—	27,530
Members’ Services	—	—	—	—	—	—	—	—	—	—	—	—
Caucus Support Services	—	—	—	—	—	—	—	—	—	—	—	—
Office of the Speaker	—	—	—	—	—	—	—	—	—	—	—	—
Clerk of the House	—	—	—	—	—	—	—	—	—	—	—	—
Clerk of Committees	52	—	—	—	—	10	—	10	—	—	—	20
Legislative Operations	26,378	—	—	—	—	128	—	486	26,000	—	—	26,614
Sergeant-at-Arms	280	—	—	—	—	175	—	20	—	—	—	195
Hansard	677	—	—	—	—	691	—	—	—	—	—	691
Legislative Library	28	—	—	—	—	—	—	10	—	—	—	10

Total	27,415	—	—	—	—	1,004	—	526	26,000	—	—	27,530

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Auditor General	160	—	—	—	—	20	—	130	—	—	—	150

Total	160	—	—	—	—	20	—	130	—	—	—	150

VOTE 3 Conflict of Interest Commissioner

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Conflict of Interest Commissioner	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 4 Elections BC

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Elections BC	1,128	—	—	—	10	—	—	294	—	—	—	304

Total	1,128	—	—	—	10	—	—	294	—	—	—	304

VOTE 5 Information and Privacy Commissioner

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Information and Privacy Commissioner	60	—	—	—	—	10	—	50	—	—	—	60

Total	60	—	—	—	—	10	—	50	—	—	—	60

VOTE 6 Merit Commissioner

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Merit Commissioner	25	—	—	—	—	5	—	20	—	—	—	25

Total	25	—	—	—	—	5	—	20	—	—	—	25

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsman

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Ombudsman	110	—	—	—	—	5	—	70	—	—	—	75

Total	110	—	—	—	—	5	—	70	—	—	—	75

VOTE 8 Police Complaint Commissioner

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Police Complaint Commissioner	25	—	—	—	—	2	—	23	—	—	—	25

Total	25	—	—	—	—	2	—	23	—	—	—	25

VOTE 9 Representative for Children and Youth

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Representative for Children and Youth	580	—	—	—	—	100	—	—	—	—	—	100

Total	580	—	—	—	—	100	—	—	—	—	—	100

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Intergovernmental Relations Secretariat	18	—	—	—	—	13	—	5	—	—	—	18
Deputy Ministers’ Policy Secretariat	5	—	—	—	—	5	—	—	—	—	—	5
Executive and Support Services	72	—	—	—	—	42	—	30	—	—	—	72
Premier’s Office	5	—	—	—	—	5	—	—	—	—	—	5
Executive Operations	67	—	—	—	—	37	—	30	—	—	—	67

Total	95	—	—	—	—	60	—	35	—	—	—	95

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Negotiations	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	32	—	—	—	—	8	—	24	—	—	—	32
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	32	—	—	—	—	8	—	24	—	—	—	32

Total	32	—	—	—	—	8	—	24	—	—	—	32

Special Account

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
First Citizens Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 12 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Educational Institutions and Organizations	—	—	—	—	—	—	—	—	—	—	—	—
StudentAid BC	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs and Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Research and Innovation	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	2,160	—	—	—	—	75	—	1,615	150	—	—	1,840
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	2,160	—	—	—	—	75	—	1,615	150	—	—	1,840

Total	2,160	—	—	—	—	75	—	1,615	150	—	—	1,840

MINISTRY OF AGRICULTURE AND LANDS

($000)

VOTE 13 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Agriculture and Aquaculture	1,257	—	—	—	291	30	324	357	—	—	—	1,002
Industry Development	163	—	—	—	—	20	—	—	—	—	—	20
Agriculture and Aquaculture Management	1,094	—	—	—	291	10	324	357	—	—	—	982
Risk Management	740	—	—	—	426	19	40	384	—	—	—	869
Business Risk Management	168	—	—	—	—	17	40	218	—	—	—	275
Food Safety, Plant, Animal and Fish Health	570	—	—	—	426	—	—	166	—	—	—	592
BC Farm Industry Review Board	2	—	—	—	—	2	—	—	—	—	—	2
Crown Land Administration	702	—	—	—	—	57	—	183	—	—	—	240
Crown Land Policy	94	—	—	—	—	9	—	—	—	—	—	9
Crown Land Sales and Tenure Management	608	—	—	—	—	48	—	131	—	—	—	179
Land Restoration Programs	—	—	—	—	—	—	—	52	—	—	—	52
Executive and Support Services	87	—	—	—	—	39	—	—	50	—	—	89
Minister’s Office	9	—	—	—	—	9	—	—	—	—	—	9
Corporate Services	78	—	—	—	—	30	—	—	50	—	—	80

Total	2,786	—	—	—	717	145	364	924	50	—	—	2,200

VOTE 14 Agricultural Land Commission

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Agricultural Land Commission	5	—	—	—	—	5	—	—	—	—	—	5

Total	5	—	—	—	—	5	—	—	—	—	—	5

VOTE 15 Integrated Land Management Bureau

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Integrated Land Management Bureau	6,576	—	—	—	—	246	363	5,787	100	—	—	6,496
Regional Operations	216	—	—	—	—	135	—	—	—	—	—	135
Species at Risk Coordination	—	—	—	—	—	—	—	—	—	—	—	—
GeoBC	3,149	—	—	—	—	66	—	3,823	—	—	—	3,889
Bureau Management	3,211	—	—	—	—	45	363	1,964	100	—	—	2,472

Total	6,576	—	—	—	—	246	363	5,787	100	—	—	6,496

MINISTRY OF AGRICULTURE AND LANDS

($000)

Special Account

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Crown Land	—	—	—	—	—	—	—	—	—	—	—	—
Production Insurance	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 16 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Justice Transformation	—	—	—	—	—	—	—	—	—	—	—	—
Justice Reform	—	—	—	—	—	—	—	—	—	—	—	—
Community Court	—	—	—	—	—	—	—	—	—	—	—	—
Justice Services	680	—	—	—	—	—	—	300	—	—	—	300
Prosecution Services	730	—	—	—	—	25	—	70	205	—	—	300
Court Services	4,588	—	—	—	1,100	—	930	675	2,424	—	—	5,129
Legal Services	298	—	—	—	—	25	—	50	75	—	—	150
Multiculturalism and Immigration	1,015	—	—	—	—	10	—	340	150	—	—	500
Executive and Support Services	815	—	—	—	—	—	—	800	100	—	—	900
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	815	—	—	—	—	—	—	800	100	—	—	900
Agencies, Boards and Commissions	—	—	—	—	—	—	—	—	—	—	—	—

Total	8,126	—	—	—	1, 100	60	930	2,235	2,954	—	—	7,279

VOTE 17 Judiciary

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Judiciary	831	—	—	—	—	70	140	540	—	—	—	750
Superior Courts	474	—	—	—	—	70	—	400	—	—	—	470
Provincial Courts	357	—	—	—	—	—	140	140	—	—	—	280

Total	831	—	—	—	—	70	140	540	—	—	—	750

VOTE 18 Crown Proceeding Act

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 19 British Columbia Utilities Commission

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
British Columbia Utilities Commission	12	—	—	—	—	2	—	10	—	—	—	12

Total	12	—	—	—	—	2	—	10	—	—	—	12

Special Account

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Public Guardian and Trustee of British Columbia	1,024	—	—	—	—	25	—	475	—	—	—	500

Total	1,024	—	—	—	—	25	—	475	—	—	—	500

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 20 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Child and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
ECD, Child Care and Supports to Children with Special Needs	—	—	—	—	—	—	—	—	—	—	—	—
Provincial Services	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	19,517	—	—	—	283	1,350	290	8,010	3,920	—	—	13,853
Ministers’ Offices	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	19,517	—	—	—	283	1,350	290	8,010	3,920	—	—	13,853

Total	19,517	—	—	—	283	1,350	290	8,010	3,920	—	—	13,853

VOTE 21 Community Living Services

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Ministry Monitoring - Community Living Services	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Community Living British Columbia	—	—	—	—	—	—	—	—	—	—	—	—
Adult Community Living Services	—	—	—	—	—	—	—	—	—	—	—	—
Children’s Community Living Services	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF COMMUNITY SERVICES

($000)

VOTE 22 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Local Government	725	—	—	—	—	—	—	725	—	—	—	725
Local Government Services and Transfers	725	—	—	—	—	—	—	725	—	—	—	725
University Endowment Lands	—	—	—	—	—	—	—	—	—	—	—	—
Women’s, Seniors’ and Community Services	375	—	—	—	—	—	—	375	—	—	—	375
Executive and Support Services	880	—	—	—	—	50	—	775	55	—	—	880
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Management Services	880	—	—	—	—	50	—	775	55	—	—	880

Total	1,980	—	—	—	—	50	—	1,875	55	—	—	1,980

MINISTRY OF COMMUNITY SERVICES

($000)

VOTE 23 BC Public Service Agency

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Business Transformation	1,299	—	—	—	—	—	—	1,299	—	—	—	1,299
Business Transformation ADM Office	1,299	—	—	—	—	—	—	1,299	—	—	—	1,299
Client Services	—	—	—	—	—	—	—	—	—	—	—	—
Regional Operations	—	—	—	—	—	—	—	—	—	—	—	—
Talent Management	—	—	—	—	—	—	—	—	—	—	—	—
Employee Relations	—	—	—	—	—	—	—	—	—	—	—	—
Compensation, Benefits and Policy	—	—	—	—	—	—	—	—	—	—	—	—
Provincial Pensions	—	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous and Statutory Items	—	—	—	—	—	—	—	—	—	—	—	—
Canada Pension	—	—	—	—	—	—	—	—	—	—	—	—
Death and Retiring Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Extended Health and Dental Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Group Insurance	—	—	—	—	—	—	—	—	—	—	—	—
Medical Services Plan	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Disability	—	—	—	—	—	—	—	—	—	—	—	—
Employment Insurance	—	—	—	—	—	—	—	—	—	—	—	—
Workers Compensation	—	—	—	—	—	—	—	—	—	—	—	—
Employee and Family Assistance Program	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services (Agency)	270	—	—	—	—	270	—	—	—	—	—	270
Deputy Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	270	—	—	—	—	270	—	—	—	—	—	270

Total	1,569	—	—	—	—	270	—	1,299	—	—	—	1,569

Special Account

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
University Endowment Lands Administration	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ECONOMIC DEVELOPMENT

($000)

VOTE 24 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Marketing, Investment, Trade and Economic Immigration	90	—	—	—	—	—	—	40	—	—	—	40
Enhancing Economic Development	50	—	—	—	—	—	—	50	—	—	—	50
2010 Olympic and Paralympic Winter Games Secretariat	216	—	—	—	—	—	—	216	—	—	—	216
Executive and Support Services	130	—	—	—	—	30	—	60	—	—	—	90
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	130	—	—	—	—	30	—	60	—	—	—	90
Columbia Basin Trust	—	—	—	—	—	—	—	—	—	—	—	—
Reserves for Doubtful Accounts	—	—	—	—	—	—	—	—	—	—	—	—

Total	486	—	—	—	—	30	—	366	—	—	—	396

Special Account

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Northern Development Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF EDUCATION

($000)

VOTE 25 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Education Programs	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service and Amortization	—	—	—	—	—	—	—	—	—	—	—	—
Debt Services Costs	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Management Services	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	6,885	—	—	—	—	—	—	5,040	180	—	—	5,220
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
K-12 Education Programs	6,885	—	—	—	—	—	—	5,040	180	—	—	5,220

Total	6,885	—	—	—	—	—	—	5,040	180	—	—	5,220

MINISTRY OF EMPLOYMENT AND INCOME ASSISTANCE

($000)

VOTE 26 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Employment Programs	—	—	—	—	—	—	—	—	—	—	—	—
Temporary Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Supplementary Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	17,595	—	—	—	—	2,000	60	19,665	1,000	—	—	22,725
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	17,595	—	—	—	—	2,000	60	19,665	1,000	—	—	22,725

Total	17,595	—	—	—	—	2,000	60	19,665	1,000	—	—	22,725

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES

($000)

VOTE 27 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Oil and Gas	383	—	—	—	18	27	—	248	90	—	—	383
Titles and Offshore	54	—	—	—	—	—	—	54	—	—	—	54
Mining and Minerals	813	—	—	—	38	—	270	505	—	—	—	813
Electricity and Alternative Energy	7	—	—	—	—	—	—	7	—	—	—	7
Marketing, Aboriginal and Community Relations	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	178	—	—	—	—	53	—	125	—	—	—	178
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	178	—	—	—	—	53	—	125	—	—	—	178

Total	1,435	—	—	—	56	80	270	939	90	—	—	1,435

VOTE 28 Contracts and Funding Arrangements

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Contracts and Funding Arrangements	—	—	—	—	—	—	—	—	—	—	—	—
Resource Revenue Sharing Agreements	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Island Natural Gas Pipeline Agreeement	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

Special Account

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Innovative Clean Energy Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ENVIRONMENT

($000)

VOTE 29 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Environmental Stewardship	29,673	3,240	10,980	—	431	7	38	—	—	—	—	14,696
Conservation Management	412	—	—	—	237	7	19	—	—	—	—	263
Fish and Wildlife Management	174	—	—	—	94	—	9	—	—	—	—	103
Parks Management	29,087	3,240	10,980	—	100	—	10	—	—	—	—	14,330
Water Stewardship	162	—	—	—	45	20	44	—	—	—	—	109
Water Stewardship	162	—	—	—	45	20	44	—	—	—	—	109
Water Rental Remissions	—	—	—	—	—	—	—	—	—	—	—	—
Oceans and Marine Fisheries	5	—	—	—	—	5	—	—	—	—	—	5
Environmental Protection	283	—	—	—	245	—	—	—	—	—	—	245
Compliance	1,153	—	—	—	945	—	29	—	—	—	—	974
Executive and Support Services	2,710	—	—	—	35	15	—	1,982	—	—	—	2,032
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	2,710	—	—	—	35	15	—	1,982	—	—	—	2,032

Total	33,986	3,240	10,980	—	1,701	47	111	1,982	—	—	—	18,061

VOTE 30 Climate Action Secretariat

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Climate Action Secretariat	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 31 Environmental Assessment Office

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Environmental Assessment Office	56	—	—	—	—	20	—	36	—	—	—	56

Total	56	—	—	—	—	20	—	36	—	—	—	56

MINISTRY OF ENVIRONMENT

($000)

Special Account

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Park Enhancement Fund	—	—	300	—	—	—	—	—	—	—	—	300
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	300	—	—	—	—	—	—	—	—	300

MINISTRY OF FINANCE

($000)

VOTE 32 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Crown Agencies Secretariat	9	—	—	—	—	3	—	6	—	—	—	9
Treasury Board Staff	163	—	—	—	—	9	—	9	—	—	—	18
Office of the Comptroller General	607	—	—	—	—	30	—	969	—	—	—	999
Treasury	1,028	—	—	—	—	28	—	800	—	—	—	828
BC Registry Services	2,960	—	—	—	—	—	—	3,085	—	—	—	3,085
BC Registries Services	2,960	—	—	—	—	—	—	3,085	—	—	—	3,085
Strategic and Corporate Policy	359	—	—	—	—	20	—	339	—	—	—	359
Strategic and Corporate Policy	10	—	—	—	—	10	—	—	—	—	—	10
Financial Institutions Commission	349	—	—	—	—	10	—	339	—	—	—	349
Public Sector Employers’ Council Secretariat	3	—	—	—	—	5	—	—	—	—	—	5
Public Sector Employers’ Council Secretariat	3	—	—	—	—	5	—	—	—	—	—	5
Employer Association	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	702	—	—	—	—	138	—	245	—	—	—	383
Minister’s Office	2	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	700	—	—	—	—	138	—	245	—	—	—	383

Total	5,831	—	—	—	—	233	—	5,453	—	—	—	5,686

VOTE 33 Public Affairs Bureau

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Public Affairs Bureau	436	—	—	—	—	22	—	414	—	—	—	436

Total	436	—	—	—	—	22	—	414	—	—	—	436

MINISTRY OF FORESTS AND RANGE

($000)

VOTE 34 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Forest and Range Resource Management	12,367	—	2,000	2,472	2,729	143	1,396	2,254	657	—	—	11,651
Pricing and Selling Timber	1,085	—	—	—	113	23	280	474	109	—	—	999
Compliance and Enforcement	1,548	—	—	—	494	41	377	636	—	—	—	1,548
Executive and Support Services	5,671	—	—	81	—	—	3,080	2,025	486	—	—	5,672
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Governance	5,671	—	—	81	—	—	3,080	2,025	486	—	—	5,672

Total	20,671	—	2,000	2,553	3,336	207	5,133	5,389	1,252	—	—	19,870

VOTE 35 Direct Fire

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Forest and Range Resource Management	—	—	—	—	—	—	—	—	—	—	—	—
Direct Fire	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 36 Housing and Construction Standards

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Housing	227	—	—	—	—	4	—	63	281	—	—	348
Building and Safety Policy	—	—	—	—	—	—	—	—	—	—	—	—
Residential Tenancy	54	—	—	—	—	—	—	54	—	—	—	54

Total	281	—	—	—	—	4	—	117	281	—	—	402

MINISTRY OF FORESTS AND RANGE

($000)

Special Account

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
BC Timber Sales	801	—	—	—	245	16	—	540	—	—	—	801
Forest Stand Management Fund	—	—	—	—	—	—	—	—	—	—	—	—
Housing Endowment Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	801	—	—	—	245	16	—	540	—	—	—	801

MINISTRY OF HEALTH

($000)

VOTE 37 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Services Delivered by Partners	—	—	—	—	—	—	—	—	—	—	—	—
Regional Health Sector Funding	—	—	—	—	—	—	—	—	—	—	—	—
Medical Services Plan	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	—	—	—	—	—	—	—	—	—	—	—	—
Services Delivered by Ministry	10,592	—	—	—	2,500	25	4,500	1,365	500	—	—	8,890
Emergency and Health Services	10,162	—	—	—	2,500	—	4,500	960	500	—	—	8,460
Vital Statistics	430	—	—	—	—	25	—	405	—	—	—	430
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	38,109	—	—	—	—	500	—	7,834	—	—	—	8,334
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Stewardship and Corporate Management	38,109	—	—	—	—	500	—	7,834	—	—	—	8,334

Total	48,701	—	—	—	2,500	525	4,500	9,199	500	—	—	17,224

Special Account

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF LABOUR AND CITIZENS’ SERVICES

($000)

VOTE 38 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Labour Programs	3,161	—	—	—	—	40	—	2,971	150	—	—	3,161
Employment Standards	326	—	—	—	—	40	—	286	—	—	—	326
Industrial Relations	20	—	—	—	—	—	—	20	—	—	—	20
WorkSafeBC	2,815	—	—	—	—	—	—	2,665	150	—	—	2,815
Service to Citizens and Businesses	777	—	—	—	—	273	—	1,519	255	—	—	2,047
Service BC Operations	684	—	—	—	—	270	—	1,429	255	—	—	1,954
Service BC Online Channel	93	—	—	—	—	3	—	90	—	—	—	93
BC Stats	—	—	—	—	—	—	—	—	—	—	—	—
Service BC Service Solutions and Planning	—	—	—	—	—	—	—	—	—	—	—	—
Services to the Public Sector	79,609	—	—	—	610	106	220	44,373	48,609	—	—	93,918
Accommodation and Real Estate Services	33,900	—	—	—	—	—	—	—	48,509	—	—	48,509
Shared Services BC Workplace Technology Services	39,238	—	—	—	20	86	—	38,732	100	—	—	38,938
Shared Services BC Common Business Services	6,471	—	—	—	590	20	220	5,641	—	—	—	6,471
Alternative Service Delivery Secretariat	—	—	—	—	—	—	—	—	—	—	—	—
Governance	719	—	—	—	—	25	—	694	—	—	—	719
Capital Planning Secretariat	—	—	—	—	—	—	—	—	—	—	—	—
Office of the Chief Information Officer	719	—	—	—	—	25	—	694	—	—	—	719
Executive and Support Services	6	—	—	—	—	6	—	—	—	—	—	6
Minister’s Office	6	—	—	—	—	6	—	—	—	—	—	6
Corporate Services	—	—	—	—	—	—	—	—	—	—	—	—

Total	84,272	—	—	—	610	450	220	49,557	49,014	—	—	99,851

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 39 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Corrections	4,502	—	—	—	400	20	30	1,593	1,350	—	—	3,393
Policing and Community Safety	515	—	—	—	50	90	60	269	—	—	—	469
Policing and Community Safety	205	—	—	—	50	50	60	90	—	—	—	250
Victims Services and Community Programs	310	—	—	—	—	40	—	179	—	—	—	219
Emergency Management BC	462	—	—	—	—	20	120	151	—	—	—	291
Provincial Emergency Program	165	—	—	—	—	—	60	35	—	—	—	95
Office of the Fire Commissioner	100	—	—	—	—	—	—	—	—	—	—	—
BC Coroners Service	197	—	—	—	—	20	60	116	—	—	—	196
Office of the Superintendent of Motor Vehicles	346	—	—	—	—	—	—	313	—	—	—	313
Gaming Policy and Enforcement	354	—	—	—	—	20	—	358	—	—	—	378
Gaming Policy and Enforcement Operations	354	—	—	—	—	20	—	358	—	—	—	378
Distribution of Gaming Proceeds	—	—	—	—	—	—	—	—	—	—	—	—
Liquor Control and Licensing	588	—	—	—	—	—	30	448	—	—	—	478
Executive and Support Services	97	—	—	—	—	—	—	—	100	—	—	100
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	97	—	—	—	—	—	—	—	100	—	—	100

Total	6,864	—	—	—	450	150	240	3,132	1,450	—	—	5,422

VOTE 40 Emergency Program Act

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

Special Account

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Civil Forfeiture Act	110	—	—	—	—	—	—	—	—	—	—	—
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—
Inmate Work Program	93	—	—	—	93	—	—	—	—	—	—	93
Victims of Crime Act	—	—	—	—	—	—	—	—	—	—	—	—

Total	203	—	—	—	93	—	—	—	—	—	—	93

MINISTRY OF SMALL BUSINESS AND REVENUE

($000)

VOTE 41 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Small Business and Regulatory Reform	—	—	—	—	—	—	—	—	—	—	—	—
Revenue Programs	—	—	—	—	—	—	—	—	—	—	—	—
Revenue Solutions	—	—	—	—	—	—	—	—	—	—	—	—
Property Assessment Services	96	—	—	—	—	—	—	96	—	—	—	96
Executive and Support Services	10,792	—	—	—	—	225	—	10,712	500	—	—	11,437
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	10,792	—	—	—	—	225	—	10,712	500	—	—	11,437

Total	10,888	—	—	—	—	225	—	10,808	500	—	—	11,533

Special Account

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Provincial Home Acquisition Wind Up	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF TOURISM, SPORT AND THE ARTS

($000)

VOTE 42 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Sport, Recreation, Volunteers and ActNow BC	—	—	—	—	—	—	—	—	—	—	—	—
Sport, Recreation and Volunteers	—	—	—	—	—	—	—	—	—	—	—	—
ActNow BC	—	—	—	—	—	—	—	—	—	—	—	—
Tourism	1,731	—	1,554	—	—	—	—	215	—	—	—	1,769
Tourism and Resort Operations	1,656	—	1,554	—	—	—	—	215	—	—	—	1,769
Tourism Development	—	—	—	—	—	—	—	—	—	—	—	—
Heritage	75	—	—	—	—	—	—	—	—	—	—	—
Archaeology	—	—	—	—	—	—	—	—	—	—	—	—
Arts and Culture	—	—	—	—	—	—	—	90	—	—	—	90
BC150 Years	—	—	—	—	—	—	—	—	—	—	—	—
BC Film Commission	—	—	—	—	—	—	—	75	—	—	—	75
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Convention Centre Expansion Project	—	—	—	—	—	—	—	—	—	—	—	—
Tourism BC	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	50	—	—	—	—	50	—	—	—	—	—	50
Ministers’ Offices	—	—	—	—	—	—	—	—	—	—	—	—
Management Services	50	—	—	—	—	50	—	—	—	—	—	50

Total	1,781	—	1,554	—	—	50	—	380	—	—	—	1,984

Special Account

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
BC Arts and Culture Endowment	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF TRANSPORTATION

($000)

VOTE 43 Ministry Operations

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Transportation Improvements	676	—	—	—	75	37	—	275	250	—	—	637
Transportation Policy and Legislation	—	—	—	—	—	—	—	—	—	—	—	—
Planning, Engineering and Construction	476	—	—	—	75	37	—	275	250	—	—	637
Partnerships	200	—	—	—	—	—	—	—	—	—	—	—
Port and Airport Development	—	—	—	—	—	—	—	—	—	—	—	—
Public Transportation	—	—	—	—	—	—	—	—	—	—	—	—
Public Transit	—	—	—	—	—	—	—	—	—	—	—	—
Coastal Ferry Services	—	—	—	—	—	—	—	—	—	—	—	—
Highway Operations	8,136	—	—	—	1,222	128	2,940	3,118	215	—	—	7,623
Maintenance, Asset Preservation and Traffic Operations	5,310	—	—	—	1,157	103	1,440	2,268	100	—	—	5,068
Commercial Vehicle Safety and Enforcement	2,054	—	—	—	65	25	1,500	850	—	—	—	2,440
Inland Ferries	500	—	—	—	—	—	—	—	—	—	—	—
Coquihalla Toll Administration	272	—	—	—	—	—	—	—	115	—	—	115
Commercial Passenger Transportation Regulation	400	—	—	—	—	—	—	325	—	—	—	325
Passenger Transportation Board	400	—	—	—	—	—	—	325	—	—	—	325
Passenger Transportation Branch	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	20	—	—	—	—	70	—	—	—	—	—	70
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	20	—	—	—	—	70	—	—	—	—	—	70

Total	9,232	—	—	—	1,297	235	2,940	3,718	465	—	—	8,655

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 44 Management of Public Funds and Debt

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Borrowing for Government Operating and Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Government Operating	—	—	—	—	—	—	—	—	—	—	—	—
Schools Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Post Secondary Institutions Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Public Transit Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
SkyTrain Extension Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Govt Bodies	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 45 Contingencies All Ministries and New Programs

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Contingencies All Ministries and New Programs	205,000	—	—	—	—	—	—	100,460	—	—	—	100,460
General Programs	175,000	—	—	—	—	—	—	100,460	—	—	—	100,460
Negotiating Framework	—	—	—	—	—	—	—	—	—	—	—	—
Innovation and Integration Fund	—	—	—	—	—	—	—	—	—	—	—	—
Health Innovation Fund	—	—	—	—	—	—	—	—	—	—	—	—
Priority Projects Under Development	30,000	—	—	—	—	—	—	—	—	—	—	—

Total	205,000	—	—	—	—	—	—	100,460	—	—	—	100,460

VOTE 46 BC Family Bonus

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
BC Family Bonus	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 47 Electoral Boundaries Commission

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Electoral Boundaries Commission	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 48 Commissions on Collection of Public Funds

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Revenue	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Sport and the Arts	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 49 Allowances for Doubtful Revenue Accounts

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Revenue	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Sport and the Arts	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 50 Environmental Appeal Board and Forest Appeals Commission

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Environmental Appeal Board and Forest Appeals Commission	15	—	—	—	—	15	—	—	—	—	—	15
Administration and Support Services	15	—	—	—	—	15	—	—	—	—	—	15
Environmental Appeal Board	—	—	—	—	—	—	—	—	—	—	—	—
Forest Appeals Commission	—	—	—	—	—	—	—	—	—	—	—	—

Total	15	—	—	—	—	15	—	—	—	—	—	15

OTHER APPROPRIATIONS

($000)

VOTE 51 Forest Practices Board

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Forest Practices Board	125	—	—	—	—	25	—	100	—	—	—	125

Total	125	—	—	—	—	25	—	100	—	—	—	125

VOTE 52 Pacific Carbon Trust

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Pacific Carbon Trust	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

Special Account

	Total											Total
	2007/08											2008/09
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Children’s Education Fund	—	—	—	—	—	—	—	—	—	—	—	—
Insurance and Risk Management	240	—	—	—	—	20	—	350	—	—	—	370

Total	240	—	—	—	—	20	—	350	—	—	—	370

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system.  Each group account represents a broad category of expenses and is comprised of several specific components termed standard object of expense.  These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates.  This group account classification system is described below.

SALARIES AND BENEFITS

50           Base Salaries – includes the cost of the base salaries, overtime pay and lump sum payments for all permanent and temporary direct employees of the government.

51           Supplementary Salary Costs – includes the cost of extra pay for certain types of work such as shift differentials, premiums and allowances.

52           Employee Benefits – includes the cost of employer contributions to employee benefit plans and pensions.  Other benefits paid by the employer such as relocation and transfer expenses are also included.

54           Legislative Salaries and Indemnities – includes the cost of the annual M.L.A. indemnity and supplementary salaries as authorized under Section 4 of the Members’ Remuneration and Pensions Act. Salaries for the Officers of the Legislature are also included.

OPERATING COSTS

55           Boards, Commissions and Courts – Fees and Expenses – includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57           Public Servant Travel – includes travel expenses of government employees and officials on government business including prescribed allowances.

59          Centralized Management Support Services – includes central agency charges to ministries for services such as work place technology services, BC Public Service Agency charges, legal services, accommodation and real estate services, and alternate service delivery services.

60           Professional Services – includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63           Information Systems – Operating – includes all contract fees and costs related to data, voice, image and text processing operations and services such as data and word processing, data communications charges, supplies, repairs, maintenance and short-term rentals of information processing equipment.

65           Office and Business Expenses – includes supplies and services required for the operation of offices.

67           Informational Advertising and Publications – includes costs associated with non-statutory advertising and general publications.

68           Statutory Advertising and Publications – includes costs associated with special notices and publications required by statute and regulations.

69           Utilities, Materials, and Supplies – includes the cost of services such as the supply of water and electricity, materials and supplies required for normal operation of government services and food for institutions.

70           Operating Equipment and Vehicles – includes the costs associated with the repair and maintenance of government vehicles, and operating machinery and equipment.

72           Non-Capital Roads and Bridges – includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73           Amortization – includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75           Building Occupancy Charges – includes payments to the private sector, for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS — Continued

GOVERNMENT TRANSFERS

77          Transfers – Grants – includes discretionary grants to individuals, businesses, non-profit associations and others, where there are no contractual requirements.

79          Transfers – Entitlements – includes non-discretionary payments to individuals, businesses or other entities, where eligible recipients must be paid under statute, formula or regulation, and where there are no ongoing contractual requirements.

80          Transfers – Agreements – includes payments and reimbursements under contract, formal agreement, or shared cost agreement to individuals, businesses, or other entities for purposes specified in an agreement.

OTHER EXPENSES

81          Transfers Between Votes and Special Accounts – includes transfers (payments) between a vote and a special account.

83          Interest on the Public Debt – includes only interest payments on the direct provincial debt borrowed for government purposes.

85          Other Expenses – includes expenses such as financing costs and valuation allowances and other expenses which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86          Recoveries Between Votes and Special Accounts – includes recoveries between a vote and a special account.

88          Recoveries Within the Consolidated Revenue Fund – includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89          Recoveries Within the Government Reporting Entity – includes costs and amounts recovered from government corporations, organizations and agencies, the offset for commissions paid for the collection of government revenues and accounts, and the write-off of uncollectible revenue related accounts.

90          Recoveries External to the Government Reporting Entity – includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired.  The categorization of assets is described below.

Land                                             Land – includes the purchased or acquired value for parks and other recreation land and land directly associated with capitalized infrastructure (buildings, ferries and bridges) but does not include land held for resale.

LI                                                             Land Improvements – includes the capital cost of improvements to dams and water management systems and recreation areas.

Bldg                                               Buildings – includes the purchase, construction or major improvement of buildings owned by the Consolidated Revenue Fund.

SpE                                                   Specialized Equipment – includes the purchase or capital lease cost of heavy equipment such as tractors, trailers and ambulances, as well as telecommunications relay towers and switching equipment.

FE                                                          Office Furniture and Equipment – includes the cost or capital lease cost of office furniture and equipment.

Veh                                                   Vehicles – includes the purchase or capital lease cost of passenger, light truck and utility vehicles.

Info                                                  Information Systems – includes the purchase or capital lease cost of mainframe and other systems hardware, software and related equipment.

TI                                                            Tenant Improvements – includes the cost or capital lease cost of improvements to leased space.

Roads                                      Roads – includes the capital costs for construction or major improvements of roads, highways, bridges and ferries.

Ministry of Finance

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